CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RESTATED SERVICE AGREEMENT

This Restated Service Agreement replaces those agreements listed on Schedule A and is entered into as of June 1, 2003 among Nationwide Financial Services, Inc., an Ohio corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, a New York corporation (collectively the “Service Provider”), The Dreyfus Corporation, a New York corporation (“TDC”), and Dreyfus Service Corporation, a New York corporation (“Dreyfus”), on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Funds”).

The Service Provider provides administrative services comprised of recordkeeping, reporting and processing services (the “Administrative Services”) to qualified employee benefit plans (the “PIans”). Administrative Services for each Plan include processing and transfer arrangements for the investment and reinvestment of Plan assets in investment media specified by an investment adviser, sponsor or administrative committee of the Plan (a “Plan Representative”) generally upon the direction of Plan beneficiaries (the “Participants”). The Administrative Services are provided by the Service Provider under service agreements with various Plans.

The Service Provider and Dreyfus desire to facilitate the purchase and redemption of shares of the Funds (the “Shares”) on behalf of the Plans and their Participants through one account in each Fund (an “Account”) to be maintained of record by the Service Provider as nominee of the Plans, subject to the terms and conditions of this Agreement.

Accordingly, the parties hereto agree as follows:

1. Performance of Services The Service Provider agrees to perform the administrative services and functions specified in Schedule C attached hereto (the “Services”) with respect to Shares owned by Plans and included in the Accounts.

2. Pricing Tnformation Each Fund or its designee will furnish the Service Provider, on each business day that the New York Stock Exchange or such Fund’s transfer agent is open for business (“Business Day”), with (i) net asset value information as at the close of trading (currently 4:00 p.m. Eastern Time) on the New York Stock Exchange or as at such earlier times at which a Fund’s net asset value is calculated as specified in such Fund’s prospectus (“Close of Trading”), (ii) dividend and capital gains information as it becomes available, and (iii) in the case of income Funds, the daily accrual for interest rate factor (mil rate). The Funds shall use reasonable efforts to provide such information to the Service Provider by 7:00 p.m. Eastern Time on the same Business Day.

3. Orders and Settlement Upon the receipt of instructions from Participants or Plan Representatives, the Service Provider will calculate order allocations among designated investment media and transmit to Dreyfus orders to purchase or redeem Shares for specified Accounts on the basis of those instructions. The Service Provider agrees that orders for net purchases or net redemptions of Shares derived from instructions received in proper form by the Service Provider from Participants or Plan Representatives prior to the Close of Trading on any given Business Day will be processed that same evening and transmitted to Dreyfus or its designee by 8:30 a.m. Eastern Time on the next Business Day. The Service Provider agrees that payment for net purchases of Shares attributable to all orders executed for the Accounts on a given Business Day will be wired by the Service Provider on the same Business Day such purchase orders are transmitted to Dreyfus or its designee no later than 2:00 p.m. to a custodial account designated by Dreyfus. Subject to the Service Provider’s compliance with the foregoing, the Service Provider will be considered agent for the Funds and the Business Day on which instructions are received in proper form by the Service Provider from Participants or Plan Representatives by the Close of Trading will be the date as of which Shares will be purchased and redeemed as a result of such instructions. Instructions received in proper form by the Service Provider from Participants or Plan Representatives after the Close of Trading on any given Business Day shall be treated as if received on the next following Business Day. Dividends and capital gains distributions will be automatically reinvested at net asset value in accordance with each Fund’s then current prospectus.

4. Account Tnformation Dreyfus will provide to the Service Provider: (a) daily confirmations of Account activity within five Business Days after each day on which a purchase or redemption of Shares is effected for the particular Account, and (b) monthly statements detailing activity in each Account within fifteen Business Days after the end of each month.

5. Maintenance of Records The Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Services. Upon the request of Dreyfus, the Service Provider shall provide copies of all the historical records relating to transactions between the Funds and the Plans, written communications regarding the Funds to or from such Plans and other materials, in each case (i) as are maintained by the Service Provider in the ordinary course of its business and in compliance with laws and regulations governing transfer agents, and (ii) as may reasonably be requested to enable Dreyfus, or its representatives, including without limitation its auditors or legal counsel, to (a) monitor and review the Services, (b) comply with any request of a governmental body or self-regulatory organization or a Plan, (c) verify compliance by the Service Provider with the terms of this Agreement, (d) make required regulatory reports, or (e) perform general customer supervision. The Service Provider agrees that it will permit Dreyfus or such representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Services.

6. Compliance with Taws At all times, the Service Provider shall comply with all laws, rules and regulations applicable to a transfer agent under the Federal securities laws, including without limitation all prospectus delivery requirements.

7. Fund Prospectuses The Service Provider’s performance of the Services, including without limitation the purchase and redemption of Shares, shall be subject to the terms and conditions set forth in each Fund’s prospectus.

8. Operations of Funds In no way shall the provisions of this Agreement limit the authority of any Fund or Dreyfus to take such action as it may deem appropriate or advisable in connection with all matters relating to the operation of such Fund and the sale of its Shares.

9. Representations with respect to Dreyfus Funds The Service Provider and its agents shall not make representation concerning a Fund or Shares except those contained in the then current prospectus of such Fund, in current sales literature furnished by Dreyfus to the Service Provider, and in current sales literature created by the Service Provider and submitted to and approved in writing by Dreyfus.

10. Expenses

(a) The Service Provider shall bear all expenses incidental to the performance of the Services.

(b) Each Fund shall pay the cost of registration of its shares with the Securities and Exchange Commission and in states where required. Each Fund shall distribute or cause to be distributed to the Service Provider its proxy material, periodic Fund reports to shareholders and other material as such Fund may require to be sent to shareholders. The cost of preparing and printing this material shall be paid by the applicable Fund, and the cost of distributing such items shall be paid by the Service Provider in accordance with Paragraph 10(a).

11. Relationship of Parties Except to the extent provided in Section 3, it is understood and agreed that all Services performed hereunder by the Service Provider shall be as an independent contractor and not as an employee or agent of Dreyfus, TDC or any of the Funds, and none of the parties shall hold itself out as an agent of any other party with the authority to bind such party.

12. TTse of Dreyfus Name Except as otherwise expressly provided for in this Agreement, the Service Provider shall not use, nor shall it allow its employees or agents to use, the name or logo of Dreyfus, any affiliate of Dreyfus, or any products or services sponsored, managed, advised, administered, or distributed by Dreyfus or any of its affiliates, for advertising, trade, or other commercial or noncommercial purposes without the express prior written consent of an authorized officer of Dreyfus.

13. Confidentiality The Service Provider shall not disclose or make use of, directly or indirectly, any secret or confidential information or material, including without limitation proposed new products, new marketing strategies or techniques, new communication or electronic fund transfer methods, sales or volume reports, shareholder or customer lists, dealer lists, or prospective investor lists pertaining to or owned by Dreyfus, any of its affiliates or any investment companies, including the Funds, sponsored, managed, advised, administered or distributed by Dreyfus, TDC or any of its affiliates.

14. Insurance and Bonding The Service Provider agrees to maintain comprehensive general liability coverage with limits of not less than five million dollars. Such insurance coverage shall be issued by a qualified insurance carrier with a Best’s rating of at least “A”. The Service Provider shall furnish to Dreyfus a certificate of insurance evidencing such coverage and naming Dreyfus and the Funds as additional insured. The Service Provider also will carry a fidelity bond covering the Service Provider, and each of its employees and authorized agents, issued by a qualified insurance carrier with a Best’s rating of at least “A”. The Service Provider will provide to Dreyfus a certificate of insurance evidencing such coverage.

15. Etas

(a) In consideration of the Service Provider’s performance of the Services, Dreyfus, TDC and the Funds severally agree to pay the Service Provider the fees described in Schedule D (“Administrative Fees”).

(b) The parties agree that the Administrative Fees are for administrative services only and do not constitute payment in any manner for investment advisory or distribution services.

(c) To the extent necessary, the Service Provider will calculate the Administrative Fees at the end of each month, and Dreyfus, TDC and the Funds, in accordance with their respective obligations, will make payment to the Service Provider within 30 days after their receipt of an invoice therefor. Each invoice will be accompanied by a statement showing the calculation of the Administrative Fees and the number of Participant accounts underlying the Account maintained in each Fund as of the last day of the month. The obligations of each Fund and Dreyfus are several and not joint.

16. Termination

(a) This Agreement shall terminate:

i) with respect to the sale and issuance of new Shares to any Plans, at the option of the Service Provider, Dreyfus, or a Fund upon six months’ advance written notice to the other parties hereto and with respect to Shares previously sold to Plans at the option of the Service Provider, Dreyfus or the Fund upon six months’ advance notice to the other parties hereto;

(ii) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of Dreyfus or any Fund, upon written notice to the Service Provider of any legislation or regulation which has the effect of limiting, or the operation of which serves to limit, TDC’s investment advisory or administration fee with respect to such Fund to an amount that is less than the Administrative Fees payable with respect to such Fund;

iii) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of the Service Provider, or of Dreyfus or a Fund, as the case may be, upon written notice to the other parties hereto of the institution of formal proceedings against the Fund or Dreyfus, or against the Service Provider, as the case may be, by the National Association of Securities Dealers, the Securities and Exchange Commission or any other regulatory body;

iv) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of Dreyfus or any Fund, upon written notice to the Service Provider of termination of the Distribution Agreement with such Fund. This provision shall not be deemed to apply if, contemporaneously with such termination, a new Distribution Agreement containing substantially similar terms is entered into between the Distributor and such Fund;

v) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of Dreyfus or any Fund, upon written notice to the Service Provider of termination of TDC’s Investment Advisory or Administration Agreement with such Fund. This provision shall not be deemed to apply if, contemporaneously with the termination, a new Investment Advisory or Administration Agreement containing substantially similar terms is entered into between TDC and such Fund;

vi) with respect to the sale and issuance of new Shares, whenever, and so long as: (a) in the judgment of a Fund’s officers, the Fund’s declining to accept any additional orders for, or to make any sales of, Shares is warranted by market, economic or political conditions, or by abnormal circumstances of any kind; (b) the Securities and Exchange Commission has issued and there remains in effect any stop order suspending the effectiveness of such Fund’s registration statement or prospectus; or (c) a current prospectus as required by Section 10 of the Securities Act of 1933, as amended, is not on file with the Securities and Exchange Commission;

vii) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of the Service Provider, or of any Fund or Dreyfus, as the case may be, upon an assignment of this Agreement by the Fund or Dreyfus, or by the Service Provider, as the case may be, in a manner that is not permitted under the terms of Section 24 hereof; and

viii) with respect to Shares previously sold to Plans and with respect to the sale and issuance of new Shares to any Plans, at the option of the Service Provider, or of Dreyfus or any Fund, as the case may be, upon written notice to the other parties that Dreyfus or the Fund, or the Service Provider, as the case may be, is in material breach of this Agreement unless the party in breach cures the breach to the reasonable satisfaction of the party alleging breach within 10 days.

17. Indemnification

(a) The Service Provider agrees to indemnify and hold harmless Dreyfus, TDC, the Funds, the Funds’ investment advisers, the Funds’ administrators, and each of their directors, officers, employees, agents and each person, if any, who controls them within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against any losses, claims, damages, liabilities or expenses to which an indemnitee may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arise out of or are based upon (i) the provision of Administrative Services by the Service Provider, (ii) the Service Provider’s negligence or willful misconduct in performing the Services, (iii) any breach by the Service Provider of any material provision of this Agreement, or (iv) any breach by the Service Provider of a representation, warranty or covenant made in this Agreement; and the Service Provider will reimburse the indemnitees for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such loss, claim or action. This indemnity agreement will be in addition to any liability which the Service Provider may otherwise have.

(b) Dreyfus agrees to indemnify and hold harmless the Service Provider and each of its directors, officers, employees, agents and each person, if any, who controls the Service Provider within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses to which an indemnitee may become subject insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any breach by Dreyfus of any material provision of this Agreement, or (ii) any breach by Dreyfus of a representation, warranty or covenant made in this Agreement; and Dreyfus will reimburse the indemnitees for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending any such loss, claim or action. This indemnity agreement will be in addition to any liability which Dreyfus may otherwise have.

(c) Promptly after receipt by an indemnitee under this Section 17 of notice of the commencement of an action, the indemnitee will, if any claim in respect thereof is to be made against the indemnitor, notify the indemnitor of the commencement thereof in accordance with the provisions of Section 18 hereof within 7 days after the summons or other first legal process shall have been served, unless within such 7 days the indemnitor shall have been served in the same action, in which case such notification may be given within 60 days, provided that the omission so to notify the indemnitor will not relieve it from any liability that it may have to any indemnitee under this Section 17 except to the extent that the indemnitor has been prejudiced in any material respect by such failure. The omission so to notify the indemnitor will not relieve it from any liability that it may have to any indemnitee otherwise than under this Section 17. If any such action is brought against any indemnitee and it notifies the indemnitor of the commencement thereof, the indemnitor will be entitled to assume the defense thereof with counsel reasonably satisfactory to the indemnitee, and the defendant or defendants in such action entitled to indemnification hereunder shall have the right to participate in the defense or preparation of the defense of any such action. In the event the indemnitor does elect to assume the defense of any such action, and to retain counsel of good standing, the defendant or defendants in such action shall bear the fees and expenses of any additional counsel retained by any of them; but in case the indemnitor does not elect to assume the defense of any such action, the indemnitor will reimburse the indemnitee(s) named as defendant or defendants in such action for the fees and expenses of one single additional counsel agreed upon by them. If the indemnitor assumes the defense of any such action, the indemnitor shall not, without the prior written consent of the indemnitee(s), settle or compromise the liability of the indemnitee(s) in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent each indemnitee receives from such claimant an unconditional release from all liability in respect of such claim.

18. Notice Each notice required by this Agreement shall be given in writing and delivered personally or mailed by certified mail to the other party at the following address or such other address as each party may give notice to the other:

If to the Service Provider, to:

Nationwide Financial Services, Inc.

One Nationwide Plaza

Columbus, Ohio 43215

If to Dreyfus or any Fund, to:

Dreyfus Service Corporation

200 Park Avenue - 8W

New York, New York 10166

Attention: General Counsel

with a copy to:

The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Attention: General Counsel

A notice given pursuant to this Section 18 shall be deemed given immediately when delivered personally and three (3) days after the date of certified mailing.

19. Governing Law This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements fully executed and to be performed therein.

20. Additional Representations, Warranties and Covenants Each party represents that it is free to enter into this Agreement and that by doing so it will not breach or otherwise impair any other agreement or understanding with any other person, corporation or other entity. The Service Provider further represents, warrants, and covenants that:

i) it has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement;

ii) it is registered as a transfer agent pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

iii) the arrangements provided for in this Agreement will be disclosed to the Plans through their representatives;

iv) it will not be a “fiduciary” of any Plan as such term is defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”);

v) the receipt of the fees described in Section 15 hereof by the Service Provider will not constitute a “prohibited transaction” as such term is defined in Section 406 of ERISA and Section 4975 of the Code;

vi) it is registered as a broker-dealer under the 1934 Act and any applicable state securities laws, or is not required to be so registered, including as a result of entering into and performing the Services set forth in this Agreement;

vii) it has taken appropriate verification measures to ensure transactions are in compliance with all applicable laws and regulations concerning foreign exchange controls and money laundering; and

viii) the Services will be performed by qualified personnel in accordance with the terms of this Agreement and highest industry standards.

21. Complete Agreement This Agreement contains the full and complete understanding of the parties and supersedes all prior representations, promises, statements, arrangements, agreements, warranties and understandings between the parties with respect to the subject matter hereof, whether oral or written, express or implied.

22. Modification This Agreement may be modified or amended, and the terms of this Agreement may be waived, only by a writing signed by each of the parties.

23. Counterparts This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

24. Assignment This Agreement shall not be assigned by a party hereto, without the prior written consent of the other parties hereto, except that a party may assign this Agreement to an affiliate having the same ultimate ownership as the assigning party without such consent.

25. Survival The provisions of Sections 5, 12, 13, 14 and 17 shall survive termination of this Agreement.

26. Lion Remote System

(a) The Service Provider shall be permitted to use the automated system made available by Dreyfus for the electronic transmission of account inquiries and/or instructions with respect to transactions in Shares to the transfer agent or other person or other entity authorized to receive such account inquiries and/or transaction instructions (such automated system, including any computer or other hardware, software or other equipment of any kind owned or furnished by Dreyfus for use in conjunction therewith, being hereinafter referred to as the “System”) to fulfill its obligations under Section 3 of this Agreement to transmit orders for the purchase and redemption of Shares and to otherwise fulfill its obligations under the Agreement.

(b) The Service Provider represents, warrants and agrees that: (i) it shall not use the System to make any account inquiries and/or transmit any transaction instructions unless such Plan’s trustee has granted the Service Provider full right, power and authority to do so on behalf of such trustee, and (ii) the Service Provider will settle or otherwise complete in a timely and proper manner any purchase, redemption or other transaction with respect to Shares for which the Service Provider or any party authorized to act on behalf of the Service Provider or any person having access to the System through the Service Provider has transmitted transaction instructions by means of the System.

(c) The Service Provider understands and agrees that Dreyfus reserves the right, exercisable at any time upon notice to the Service Provider, to terminate the Service Provider’s use of the System for any reason whatsoever, and that none of Dreyfus, TDC or the Funds shall be liable to the Service Provider or any other person or entity whatsoever for any such termination. The Service Provider may terminate its use of the System at any time upon written notice to Dreyfus. If at the time of any termination the Service Provider is in possession of any computer or other hardware, software or other equipment of any kind owned by Dreyfus or furnished by Dreyfus for use in conjunction with the System, the Service Provider agrees that Dreyfus shall have the right to immediately disconnect and repossess all such computer or other hardware, software and other equipment. The Service Provider agrees to promptly return to Dreyfus any and all documentation furnished to the Service Provider relating to the System and to destroy any and all documentation prepared by the Service Provider (“Service Provider Documentation”) relating to the System (except to the extent such Service Provider Documentation is otherwise required to be retained by applicable laws, rules or regulations).

(d) The Service Provider understands and agrees that Dreyfus, TDC, the Funds, the Funds’ investment advisers, the Funds’ administrators, and each of their directors, officers, employees and agents, and each person, if any, who controls them within the meaning of the Securities Act shall not be liable for any delays, inaccuracies, errors, interruptions, mistakes or omissions in the information transmitted through the System, or in the transmission thereof, or for any other loss, claim, damage, liability or expense arising out of or in connection with Service Provider’s use of the System, except in the case of such party’s own negligence or willful misconduct.

IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth above by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.	DREYFUS SERVICE CORPORATION

By: /s/ William Goslee	By:	/s/ William H Maresca
William H. Maresca
Chief Financial Officer

NATIONWIDE INVESTMENT SERVICES	THE DREYFUS CORPORATION
CORPORATION

By: /s/ William Goslee	By:	/s/ William H Maresca
William H. Maresca
Controller

NATIONWIDE LIFE INSURANCE	NATIONWIDE LIFE AND ANNUITY
COMPANY	INSURANCE COMPANY

By: /s/ William Goslee	By:	/s/ William Goslee

DREYFUS/ DREYFUS PREMIER FUNDS IDENTIFIED ON SCHEDULE B

By:	/s/ Steven F. Newman
Steven F. Newman
Secretary or Assistant Secretary

SCHEDULE A

Service Agreement dated January 27, 2000 by and among Nationwide Financial Services, Inc and The Dreyfus Corporation

Fund Participation Agreement dated January 27, 2000 by and between Nationwide Life Insurance Company and/or Nationwide Life and Annuity Insurance Company on behalf of the Nationwide Separate Accounts listed on Exhibit A of said Fund Participation Agreement, and each of the mutual funds listed on Exhibit A of said Fund Participation Agreement

Services Agreement dated May 11, 1998 between Nationwide Advisory Services, Inc, each registered investment company listed on Schedule 1 of said Services Agreement, and Dreyfus Service Corporation

Service Agreement dated November 25, 1998 among Nationwide Investment Services Corporation, Dreyfus Service Corporation and those registered investment companies managed, advised, sub-advised or administered by one or more affiliates of Dreyfus that are identified on Schedule A of said Service Agreement

Amendment to November 25, 1998 Service Agreement dated January 25, 1999 among Nationwide Investment Services Corporation, Dreyfus Service Corporation and those registered investment companies managed, advised, sub-advised or administered by one or more affiliates of Dreyfus that are identified on Schedule A of said Service Agreement

Subadministration Agreement dated April 30, 1997 by and among Dreyfus Service Corporation, Dreyfus S&P 500 Index Fund and Nationwide Financial Services, Inc., on behalf of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company

Recordkeeping Agreement dated May 30, 1997 between National Deferred Compensation, Inc., The Dreyfus Corporation, and the funds managed by Dreyfus which are identified on Exhibit A of said Recordkeeping Agreement

Amendment to May 30, 1997 Recordkeeping Agreement by and between National Deferred Compensation, Inc., The Dreyfus Corporation, and the funds managed by Dreyfus which are identified on Exhibit A of said Recordkeeping Agreement

Restated Fund Participation Agreement dated April 30, 1997 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, each separate account as set forth on Exhibit A of said Fund Participation Agreement, each investment company set for on Exhibit A of said Fund Participation Agreement

Services Agreement dated August 22, 1996 among Nationwide Investment Services Corporation, The Dreyfus Corporation and the registered investment companies advised, sub-advised or administered by The Dreyfus Corporation as identified on Exhibit B of said Services Agreement

Purchase Agreement dated August 1, 1995 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Premier Mutual Fund Services, Inc., and Dreyfus Cash Management Fund

Purchase Agreement dated January 1, 1993 between Nationwide Life Insurance Company, Dreyfus Service Corporation, and Dreyfus Cash Management Fund

Fund Participation Agreement dated February 1, 1992 between Nationwide Life Insurance Company, Dreyfus Service Corporation, and the Dreyfus Third Century Fund, Inc.

Purchase Agreement dated November 29, 1991 between Nationwide Life Insurance Company, Dreyfus Service Corporation and Peoples Index Fund, Inc.

Fund Participation Agreement dated May 1, 1991 between Nationwide Life Insurance Company, Dreyfus Service Corporation, and the Dreyfus Third Century Fund, Inc.

Fund Participation Agreement dated March 18, 1987 between Nationwide Life Insurance Company, Dreyfus Service Corporation, and the Dreyfus Third Century Fund, Inc.

SCHEDULE B

Fund
Percentage.
Dreyfus A Bonds Plus, Inc.	[	**]
Dreyfus Appreciation Fund, Inc
Dreyfus Balanced Fund, Inc.
Dreyfus Basic S&P 500 Stock Index Fund
Dreyfus Basic U.S. Mortgage Securities Fund
Dreyfus Bond Market Index Fund - Investor
Dreyfus Bond Market Index Fund - BASIC
Dreyfus Cash Management - Participant Shares
Dreyfus Disciplined Stock Fund
The Dreyfus Fund Incorporated
Dreyfus GNMA Fund, Inc.
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus High Yield Strategies Fund	[	**]+
Dreyfus Intermediate Term Income Fund - Institutional
Dreyfus Intermediate Term Income Fund - Investor
Dreyfus International Stock Index Fund
Dreyfus Large Company Value Fund
Dreyfus LifeTime Portfolios, Inc.
Growth Portfolio - Investor	[	**]
Growth Portfolio - Restricted
Growth & Income Portfolio - Investor
Growth & Income Portfolio - Restricted
Income Portfolio - Investor
Income Portfolio - Restricted
Dreyfus Midcap Index Fund
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)
Dreyfus Municipal Cash Management Plus - Participant
Dreyfus Premier Balanced Fund - A
Dreyfus Premier Balanced Fund - T	[	**]
Dreyfus Premier Core Bond Fund - A
Dreyfus Premier Core Equity Fund - A	[	**]
Dreyfus Premier Core Value Fund - A
Dreyfus Premier Core Value Fund - T
Dreyfus Premier Developing Markets Fund - A
Dreyfus Premier Developing Markets Fund - T
Dreyfus Premier Emerging Leaders Fund
Dreyfus Premier Emerging Markets Fund
Dreyfus Premier European Equity Fund - A
Dreyfus Premier European Equity Fund - T Dreyfus Premier Future Leaders Fund - A
Dreyfus Premier Future Leaders Fund - T
Dreyfus Premier GNMA Fund - A
Dreyfus Premier Greater China Fund - A
Dreyfus Premier Greater China Fund - T
Dreyfus Premier Growth & Income Fund - A	[	**]
Dreyfus Premier Growth & Income Fund - T
Dreyfus Premier International Growth Fund - A

Dreyfus Premier International Growth Fund - T	[**]
Dreyfus Premier International Opportunities Fund - A
Dreyfus Premier International Opportunities Fund — T
Dreyfus Premier International Value Fund — A
Dreyfus Premier International Value Fund — T
Dreyfus Premier Japan Fund — A
Dreyfus Premier Japan Fund — T
Dreyfus Premier Large Company Stock Fund - A
Dreyfus Premier Large Company Stock Fund - T
Dreyfus Premier Limited Term High Income Fund — A
Dreyfus Premier Limited Term Income - A
Dreyfus Premier Micro-Cap Growth Fund* — A
Dreyfus Premier Micro-Cap Growth Fund* — T
Dreyfus Premier Midcap Stock Fund - A
Dreyfus Premier Midcap Stock Fund - T
Dreyfus Premier New Leaders Fund, Inc.
Dreyfus Premier NexTech Fund - A
Dreyfus Premier NexTech Fund - T
Dreyfus Premier Short-Term Income Fund
Dreyfus Premier Small Cap Value Fund — A
Dreyfus Premier Small Cap Value Fund — T
Dreyfus Premier Strategic Income Fund — A
Dreyfus Premier Strategic Value Fund — A
Dreyfus Premier Strategic Value Fund — T
Dreyfus Premier Tax Managed Growth Fund — A
Dreyfus Premier Tax Managed Growth Fund - T
Dreyfus Premier Technology Growth Fund — A
Dreyfus Premier Technology Growth Fund — T
Dreyfus Premier Third Century Fund, Inc. - A & Z
Dreyfus Premier Third Century Fund, Inc. - R
Dreyfus Premier Third Century Fund, Inc. - T
Dreyfus Premier Value Fund - A
Dreyfus Premier Value Fund - T
Dreyfus Premier Worldwide Growth Fund, Inc. - A
Dreyfus Premier Worldwide Growth Fund, Inc. - T
Dreyfus S&P 500 Index Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Small Cap Stock Index Fund
Dreyfus Small Company Value Fund (closed)
MPAM Mid Cap Stock Fund — Investor

*	Not available for inclusion into 401k plans.

SCHEDULE C

The Service Provider shall perform the following services:

1. Maintain separate records for each Plan, which records shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances.

2. Disburse or credit to the Plans, and maintain records of, all proceeds of redemptions of shares and all other distributions not reinvested in Shares.

3. Prepare, and transmit to the Plans, periodic account statements showing the total number of Shares owned by each Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the plan during the statement period (whether paid in cash or reinvested in Shares).

4. Transmit to the Plans prospectuses, proxy materials, reports, and other information provided by Dreyfus or a Fund and required to be sent to shareholders under the Federal securities laws.

5. Transmit to the transfer agent of each Fund purchase orders and redemption requests placed by the Plans.

6. Transmit to the Funds or any of the agents designated by any of them such periodic reports as any Fund shall reasonably conclude is necessary to enable such Fund to comply with state Blue Sky requirements.

7. Transmit to the Plans confirmations of purchase orders and redemption requests placed by the Plans.

8. Maintain all account balance information for the Plans and daily and monthly purchase summaries expressed in Shares and dollar amounts.

9. Settle purchase orders and redemption requests placed by the Service Provider on behalf of the Plans in accordance with the terms of each Fund’s prospectus.

10. Prepare file or transmit all Federal, state and local government reports and returns as required by law with respect to each account maintained on behalf of a Plan.

SCHEDULE D

The Administrative Fees payable each month with respect to each Fund shall be an amount which, when combined with all other payments due and payable to the Service Provider in accordance with each applicable Fund Prospectus and Statement of Additional Information, shall equal the percentage associated with such Fund on Schedule B hereto of the value of such Fund’s average daily net assets invested in such Fund by the Plans. Payment shall be calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee”).

The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the Fund’s transfer agent for shareholder accounts multiplied by one-twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee.

Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Administrative Fees to the Service Provider on behalf of itself, TDC and each Fund, and collect from any of those parties their respective share, if any, of the Administrative Fee.

ADDENDUM 1

This Addendum will supplement the Services Agreement dated June 1, 2003 between among Nationwide Financial Services, Inc., an Ohio corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, a New York corporation (collectively the “Service Provider”), The Dreyfus Corporation, a New York corporation (“TDC”), and Dreyfus Service Corporation, a New York corporation (“Dreyfus”), on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Funds”).

WHEREAS, NFS sponsors a fee-based program (“Wrap Program”), which offers retail mutual funds (“Mutual Fund Wrap”) for investment by customers participating in the Wrap Program (“Wrap Program Participants”);

WHEREAS, NFS and Dreyfus wish to make available shares of Dreyfus’ retail mutual funds (“Retail Mutual Funds”) listed on Schedule B available in the Mutual Fund Wrap; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.	NFS will offer shares of the Retail Mutual Funds, pursuant to the terms of the Services Agreement, as investment options in the Mutual Fund Wrap.

2.

NFS has retained PFPC INC. (“PFPC”) to perform administrative and shareholder services in support of the Wrap Program, including the transmission of all purchase, redemption, and exchange orders with respect to Fund transactions in the Mutual Fund Wrap (“Orders”). NFS hereby authorizes Dreyfus to accept Orders placed by PFPC on NFS’s behalf. NFS shall notify Dreyfus in writing 10 days prior to the effective date of any revocation of this authorization.

3.

In consideration of the administrative costs associated with establishing and maintaining the Mutual Fund Wrap and in addition to those specified on Schedule B, Dreyfus will pay NFS (i) an initial set-up fee of [**] per Retail Fund offered in the Mutual Fund Wrap, payable within 10 days following the date the Fund is made available in the Mutual Fund Wrap, and (ii) an annual maintenance fee of [**] per Fund offered in the Mutual Fund Wrap, first payable within 10 days following the date the Retail Fund is made available in the Mutual Fund Wrap, and then within 30 days following the beginning of each calendar year thereafter. However, no annual maintenance fee will be payable in 2002 for each Retail Fund that is made available in the Mutual Fund Wrap on or before December 31, 2002.

4.	The fees set forth in Paragraphs 3 of this Addendum are specific to the Wrap Program contemplated by this Agreement and do not apply to any other program.

IN WITNESS WHEREOF, this Addendum to the Services Agreement has been executed as of the date set forth above by a duly authorized officer of each party.

By:	/s/ William Goslee
William K Maresca
Chief Financial Officer

NATIONWIDE INVESTMENT SERVICES		THE DREYFUS CO PORATION
CORPORATION

By:		By:
William H. Maresca
Controller

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:

DREYFUS/ DREYFUS PREMIER FUNDS
IDENTIFIED ON SCHEDULE B

By:
Steven F. Newman
Secretary or Assistant Secretary

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., an Ohio corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, a New York corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation, a New York corporation (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 22 day of , 2005 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:	/s/ Karen R Colvin	By	/s/ Karen R Colvin
Name: Karen R Colvin		Name.	Karen R Colvin
Title:	Officer	Title:	Officer
Date:	7-22-2005	Date:	7-22-2005

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:	/s/ William G Goslee	By:	/s/ William G Goslee
Name:	William G Goslee	Name:	William G Goslee
Title:	Vice President	Title:	Vice President
Date:	7-22-05	Date:	7-22-05

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:	/s/ Gary R. Pierce	By:	/s/ Gary R. Pierce
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:	8/2/05	Date:	8/2/05

1

ON BEHALF OF THOSE FUNDS		ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding		FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

		B y :	/s/ Kenneth R. Christoffersen
By:		Name:	Kenneth R. Christoffersen
Name:	Michael Rosenberg	Title :	Secretary
Title:	Secretary/Assistant Secretary	Date:	8/5/05
Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees
Dreyfus A Bonds Plus, Inc.	0084	[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
Dreyfus Bond Funds, Inc.		[	**]	[	**]
Dreyfus Premier High Income Fund — A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund — R	0482	[	**]	[	**]
Dreyfus Cash Management — Participant Shares	0596	[	**]	[	**]
Dreyfus Founders Funds, Inc.		[	**]	[	**]
Dreyfus Founders Balanced Fund — A	0086	[	**]	[	**]
Dreyfus Founders Balanced Fund — R	0089	[	**]	[	**]
Dreyfus Founders Balanced Fund — T	O090	[	**]	[	**]
Dreyfus Founders Equity Growth Fund — A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund — R	0278	[	**]	[	**]
Dreyfus Founders Equity Growth Fund — T	0279	[	**]	[	**]
Dreyfus Founders Growth Fund — A	0213	[	**]	[	**]
Dreyfus Founders Growth Fund — R	0216	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 126-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

Plus $15 per participant

3

Dreyfus Founders Growth Fund — T	0217	[	**]	[	**]
Dreyfus Founders International Equity Fund — A	0360	[	**]	[	**]
Dreyfus Founders International Equity Fund — R	0363	[	**]	[	**]
Dreyfus Founders International Equity Fund — T	0364	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund — A	0291	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund — R	0294	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund — T	0295	[	**]	[	**]
Dreyfus Founders Passport Fund — A	0281	[	**]	[	**]
Dreyfus Founders Passport Fund — R	0284	[	**]	[	**]
Dreyfus Founders Passport Fund — T	0285	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund —A	0351	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund — R	0354	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund — T	0355	[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus GNMA Fund, Inc.	0265	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[	**]	[	**]
Dreyfus Growth and Value Funds, Inc.		[	**]	[	**]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[	**]	[	**]
Dreyfus Premier Future Leaders Fund — A	0522	[	**]	[	**]
Dreyfus Premier Future Leaders Fund — R	0525	[	**]	[	**]
Dreyfus Premier Future Leaders Fund — T	0526	[	**]	[	**]
Dreyfus Premier International Value Fund — A	0254	[	**]	[	**]
Dreyfus Premier International Value - R	0304	[	**]	[	**]
Dreyfus Premier International Value Fund — T	0305	[	**]	[	**]
Dreyfus Premier Midcap Value Fund — A	0017	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - R	6112	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - T	6113	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund — A	0600	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund — R	0661	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund — T	0684	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund — A	0771	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund — R	0775	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund - T	0777	[	**]	[	**]
Dreyfus Premier Strategic Value Fund — A	0257	[	**]	[	**]
Dreyfus Premier Strategic Value Fund —R	0668	[	**]	[	**]
Dreyfus Premier Strategic Value Fund — T	0669	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value — A	0134	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value — R	0137	[	**]	[	**]

4

Dreyfus Premier Structured Large Cap Value — T	0138	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund — A	0936	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund — R	0939	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund — T	0940	[	**]	[	**]
Dreyfus Premier Technology Growth Fund — A	0255	[	**]	[	**]
Dreyfus Premier Technology Growth Fund — R	0262	[	**]	[	**]
Dreyfus Premier Technology Growth Fund — T	0263	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Institutional Yield Advantage Fund —	0049	[	**]	[	**]
Institutional Shares		[	**]	[	**]
Dreyfus Institutional Yield Advantage Fund —	0050	[	**]	[	**]
Investor Shares		[	**]	[	**]
Dreyfus Intermediate Term Income Fund — Institutional	0074	[	**]	[	**]
Dreyfus Intermediate Term Income Fund — Investor	0082	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund — A	0103	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund — A	0200	[	**]	[	**]
Dreyfus International Funds, Inc.
Dreyfus Premier Emerging Markets Fund — A	0327	[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund — Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund — BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Premier Balanced Fund — A	0342	[	**]	[	**]
Dreyfus Premier Balanced Fund — R	0742	[	**]	[	**]
Dreyfus Premier Balanced Fund — T	0781	[	**]	[	**]
Dreyfus Premier Core Equity Fund — A	0047	[	**]	[	**]
Dreyfus Premier Core Equity — R	0943	[	**]	[	**]
Dreyfus Premier Core Equity — T	0944	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund — A	0318	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - R	0718	[	**]	[	**]

5

Dreyfus Premier Large Company Stock Fund — T	0766	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund — A	0345	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund — R	0745	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund — A	0330	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund — R	0730	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund — T	073I	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund — A	0148	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund — R	0188	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund — T	0198	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund — A	0149	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund — R	6109	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund — T	0199	[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Premier Core Value Fund — A	0312	[	**]	[	**]
Dreyfus Premier Core Value Fund — R	0712	[	**]	[	**]
Dreyfus Premier Core Value Fund — T	0767	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund — A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[	**]	[	**]
Dreyfus Premier Managed Income Fund — A	0349	[	**]	[	**]
Dreyfus Premier Managed Income Fund — R	0749	[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.
Growth Portfolio — Investor	0556	[	**]	[	**]
Growth Portfolio — Restricted	0756	[	**]	[	**]
Growth & Income Portfolio — Investor	0552	[	**]	[	**]
Growth & Income Portfolio — Restricted	0752	[	**]	[	**]
Income Portfolio — Investor	0555	[	**]	[	**]
Income Portfolio — Restricted	0755	[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus — Participant Shares	0594	[	**]	[	**]
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Growth & Income Fund — A	0320	[	**]	[	**]
Dreyfus Premier Growth & Income Fund — R	0760	[	**]	[	**]
Dreyfus Premier Growth & Income Fund — T	0780	[	**]	[	**]
Dreyfus Premier Fixed Income Funds
Dreyfus Premier Core Bond Fund — A	0031	[	**]	[	**]

6

Dreyfus Premier Core Bond Fund — R	0235
Dreyfus Premier Corporate Bond — A	0569
Dreyfus Premier Corporate Bond — R	0578	[	**]	[	**]
Dreyfus Premier GNMA Fund — A	0027	[	**]	[	**]
Dreyfus Premier International Funds, Inc.
Dreyfus Premier Greater China Fund — A	0130	[	**]	[	**]
Dreyfus Premier Greater China Fund — R	0190	[	**]	[	**]
Dreyfus Premier Greater China Fund — T	0230	[	**]	[	**]
Dreyfus Premier International Growth Fund — A	0092	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc.		[	**]	[	**]
R	0764	[	**]	[	**]
Dreyfus Premier International Growth Fund — T	0774	[	**]	[	**]
Dreyfus Premier Manager Funds I		[	**]	[	**]
Dreyfus Premier Alpha Growth Fund — A	6031	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund — R	6034	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund — T	6035	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund — A	6026	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund — R	6029	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund — T	6030	[	**]	[	**]
Dreyfus Premier S&P STARS Fund — A	6016	[	**]	[	**]
Dreyfus Premier S&P STARS Fund — R	6019	[	**]	[	**]
Dreyfus Premier S&P STARS Fund — T	6020	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund	6021	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund -		[	**]	[	**]
R	6024	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund		[	**]	[	**]
— T	6025	[	**]	[	**]
Dreyfus Premier Manager Funds II		[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund — A	6000	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund — R	6003	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund — T	6004	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. — A	0085	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. — R	0272	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. - T	0274	[	**]	[	**]
Dreyfus Premier Opportunity Funds		[	**]	[	**]
Dreyfus Premier Consumer Fund — A	6076	[	**]	[	**]
Dreyfus Premier Consumer Fund — R	6079	[	**]	[	**]
Dreyfus Premier Consumer Fund — T	6080	[	**]	[	**]

7

Dreyfus Premier Enterprise Fund (formerly,		[	**]	[	**]
Dreyfus Premier Micro-Cap Growth Fund) — At	0534	[	**]	[	**]
Dreyfus Premier Enterprise Fund (formerly,
Dreyfus Premier Micro-Cap Growth Fund) — T*	0537	[	**]	[	**]
Dreyfus Premier Financial Services Fund — A	0069	[	**]	[	**]
Dreyfus Premier Financial Services Fund — R	0162	[	**]	[	**]
Dreyfus Premier Financial Services Fund — T	0163	[	**]	[	**]
Dreyfus Premier Healthcare Fund — Class A	0091	[	**]	[	**]
Dreyfus Premier Healthcare Fund - R	0331	[	**]	[	**]
Dreyfus Premier Healthcare Fund - T	0341	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund — A	6006	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund — R	6009	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund — T	6010	[	**]	[	**]
Dreyfus Premier Stock Funds		[	**]	[	**]
Dreyfus Premier International Equity Fund — A	0720	[	**]	[	**]
Dreyfus Premier International Equity Fund - R	0733	[	**]	[	**]
Dreyfus Premier International Equity Fund — T	0735	[	**]	[	**]
Dreyfus Premier International Small Cap Fund — A	0500	[	**]	[	**]
Dreyfus Premier International Small Cap Fund — R	0519	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - T	0520	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund — A	0439	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund — R	0442	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. — A	0207	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. — R	0210	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. —T	0211	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. — Z	0035	[	**]	[	**]
Dreyfus Premier Value Equity Funds
Dreyfus Premier Value Fund — A	0037	[	**]	[	**]
Dreyfus Premier Value — R	0736	[	**]	[	**]
Dreyfus Premier Value Fund — T	0776	[	**]	[	**]
Dreyfus Premier International Opportunities Fund — A	0173	[	**]	[	**]
Dreyfus Premier International Opportunities Fund -		[	**]	[	**]
R	0167	[	**]	[	**]
Dreyfus Premier International Opportunities Fund —	0197	[	**]	[	**]
T		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. — A	0070	[	**]	[	**]

•	Not available for inclusion in 401(k) plans.
*	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier Worldwide Growth Fund, Inc. — R	0768	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. — T	0778	[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
Mellon Mid Cap Stock Fund (formerly, MPAM Mid	0905	[	**]	[	**]
Cap Stock Fund) — Investor		[	**]	[	**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation, a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 1st day of October, 2005 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	Officer	Title:	Officer
Date:	10/01/2005	Date:	10/01/2005

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:
Name:	William G. Goslee	Name:	William G. Goslee
Title:	Vice President	Title:	Vice President
Date:	10/01/2005	Date:	10/01/2005

1

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS		ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding		FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

By:		By:
Name:	Michael A. Rosenberg	Name:	Kenneth R. Christoffersen
Title:	Secretary/Assistant Secretary	Title:	Secretary
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus A Bonds Plus, Inc.	0084	[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Bond Funds, Inc.		[	**]	[	**]
Dreyfus Premier High Income Fund – A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund - B	0800	[	**]	[	**]
Dreyfus Premier High Income Fund – R	0482	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Founders Funds, Inc.		[	**]	[	**]
Dreyfus Founders Balanced Fund – A	0086	[	**]	[	**]
Dreyfus Founders Balanced Fund - B	0087	[	**]	[	**]
Dreyfus Founders Balanced Fund – R	0089	[	**]	[	**]
Dreyfus Founders Balanced Fund – T	0090	[	**]	[	**]
Dreyfus Founders Discovery Fund - A	0182	[	**]	[	**]
Dreyfus Founders Discovery Fund - B	0183	[	**]	[	**]
Dreyfus Founders Discovery Fund - R	0185	[	**]	[	**]
Dreyfus Founders Discovery Fund - T	0186	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund - B	0276	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Founders Equity Growth Fund – R	0278	[**]	[**]
Dreyfus Founders Equity Growth Fund – T	0279	[**]	[**]
Dreyfus Founders Growth Fund – A	0213	[**]	[**]
Dreyfus Founders Growth Fund - B	0214	[**]	[**]
Dreyfus Founders Growth Fund – R	0216	[**]	[**]
Dreyfus Founders Growth Fund – T	0217	[**]	[**]
Dreyfus Founders International Equity Fund – A	0360	[**]	[**]
Dreyfus Founders International Equity Fund - B	0361	[**]	[**]
Dreyfus Founders International Equity Fund – R	0363	[**]	[**]
Dreyfus Founders International Equity Fund – T	0364	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund - B	0292	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – R	0294	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[**]	[**]
Dreyfus Founders Passport Fund – A	0281	[**]	[**]
Dreyfus Founders Passport Fund - B	0282	[**]	[**]
Dreyfus Founders Passport Fund – R	0284	[**]	[**]
Dreyfus Founders Passport Fund – T	0285	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[**]	[**]
Dreyfus Founders Worldwide Growth Fund - B	0352	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – R	0354	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[**]	[**]
		[**]	[**]
The Dreyfus Fund Incorporated	0026	[**]	[**]
Dreyfus GNMA Fund, Inc.	0265	[**]	[**]
Dreyfus Growth and Income Fund, Inc.	0010	[**]	[**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[**]	[**]
		[**]	[**]
Dreyfus Growth and Value Funds, Inc.		[**]	[**]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[**]	[**]
Dreyfus Premier Future Leaders Fund – A	0522	[**]	[**]
Dreyfus Premier Future Leaders Fund - B	0523	[**]	[**]
Dreyfus Premier Future Leaders Fund – R	0525	[**]	[**]
Dreyfus Premier Future Leaders Fund – T	0526	[**]	[**]
Dreyfus Premier International Value Fund – A	0254	[**]	[**]
Dreyfus Premier International Value - B	0301	[**]	[**]
Dreyfus Premier International Value - R	0304	[**]	[**]
Dreyfus Premier International Value Fund – T	0305	[**]	[**]
Dreyfus Premier Midcap Value Fund – A	0017	[**]	[**]
Dreyfus Premier Midcap Value Fund - B	6110	[**]	[**]
Dreyfus Premier Midcap Value Fund - R	6112	[**]	[**]
Dreyfus Premier Midcap Value Fund - T	6113	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund – R	0661	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund – T	0684	[**]	[**]
Dreyfus Premier Small Company Growth Fund – A	0771	[**]	[**]

4

Dreyfus Premier Small Company Growth Fund – B	0772	[**]	[**]
Dreyfus Premier Small Company Growth Fund – R	0775	[**]	[**]
Dreyfus Premier Small Company Growth Fund - T	0777	[**]	[**]
Dreyfus Premier Strategic Value Fund – A	0257	[**]	[**]
Dreyfus Premier Strategic Value Fund - B	0666	[**]	[**]
Dreyfus Premier Strategic Value Fund – R	0668	[**]	[**]
Dreyfus Premier Strategic Value Fund – T	0669	[**]	[**]
Dreyfus Premier Structured Large Cap Value – A	0134	[**]	[**]
Dreyfus Premier Structured Large Cap Value - B	0135	[**]	[**]
Dreyfus Premier Structured Large Cap Value – R	0137	[**]	[**]
Dreyfus Premier Structured Large Cap Value – T	0138	[**]	[**]
Dreyfus Premier Structured Midcap Fund – A	0936	[**]	[**]
Dreyfus Premier Structured Midcap Fund - B	0937	[**]	[**]
Dreyfus Premier Structured Midcap Fund – R	0939	[**]	[**]
Dreyfus Premier Structured Midcap Fund – T	0940	[**]	[**]
Dreyfus Premier Technology Growth Fund – A	0255	[**]	[**]
Dreyfus Premier Technology Growth Fund - B	0260	[**]	[**]
Dreyfus Premier Technology Growth Fund – R	0262	[**]	[**]
Dreyfus Premier Technology Growth Fund – T	0263	[**]	[**]
Dreyfus Small Company Value Fund (closed)	0253	[**]	[**]
		[**]	[**]
Dreyfus High Yield Strategies Fund	0430	[**]	[**]
		[**]	[**]
Dreyfus Index Fund, Inc.		[**]	[**]
Dreyfus International Stock Index Fund	0079	[**]	[**]
Dreyfus S&P 500 Index Fund	0078	[**]	[**]
Dreyfus Small Cap Stock Index Fund	0077	[**]	[**]
		[**]	[**]
Dreyfus Investment Grade Funds, Inc.		[**]	[**]
Dreyfus Intermediate Term Income Fund – Institutional	0074	[**]	[**]
Dreyfus Intermediate Term Income Fund – Investor	0082	[**]	[**]
Dreyfus Premier Short-Term Income Fund – A	0103	[**]	[**]
Dreyfus Premier Short-Term Income Fund, Inc. - B	0110	[**]	[**]
Dreyfus Premier Yield Advantage Fund – A	0200	[**]	[**]
Dreyfus Premier Yield Advantage Fund - B	0221	[**]	[**]
		[**]	[**]
Dreyfus International Funds, Inc.		[**]	[**]
Dreyfus Premier Emerging Markets Fund – A	0327	[**]	[**]
		[**]	[**]
The Dreyfus/Laurel Funds, Inc.		[**]	[**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[**]	[**]
Dreyfus Bond Market Index Fund – Investor	0310	[**]	[**]
Dreyfus Bond Market Index Fund – BASIC	0710	[**]	[**]
Dreyfus Disciplined Stock Fund	0728	[**]	[**]

5

Dreyfus Premier Balanced Fund – A	0342	[**]	[**]
Dreyfus Premier Balanced Fund – B	0642	[**]	[**]
Dreyfus Premier Balanced Fund – R	0742	[**]	[**]
Dreyfus Premier Balanced Fund – T	0781	[**]	[**]
Dreyfus Premier Core Equity Fund – A	0047	[**]	[**]
Dreyfus Premier Core Equity – B	0941	[**]	[**]
Dreyfus Premier Core Equity – R	0943	[**]	[**]
Dreyfus Premier Core Equity – T	0944	[**]	[**]
Dreyfus Premier Large Company Stock Fund – A	0318	[**]	[**]
Dreyfus Premier Large Company Stock Fund - B	0228	[**]	[**]
Dreyfus Premier Large Company Stock Fund - R	0718	[**]	[**]
Dreyfus Premier Large Company Stock Fund – T	0766	[**]	[**]
Dreyfus Premier Limited Term Income Fund – A	0345	[**]	[**]
Dreyfus Premier Limited Term Income Fund - B	0645	[**]	[**]
Dreyfus Premier Limited Term Income Fund – R	0745	[**]	[**]
Dreyfus Premier Midcap Stock Fund – A	0330	[**]	[**]
Dreyfus Premier MidCap Stock Fund - B	0229	[**]	[**]
Dreyfus Premier MidCap Stock Fund – R	0730	[**]	[**]
Dreyfus Premier Midcap Stock Fund – T	0731	[**]	[**]
Dreyfus Premier Small Cap Value Fund – A	0148	[**]	[**]
Dreyfus Premier Small Cap Value Fund - B	0158	[**]	[**]
Dreyfus Premier Small Cap Value Fund – R	0188	[**]	[**]
Dreyfus Premier Small Cap Value Fund – T	0198	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – R	6109	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[**]	[**]
		[**]	[**]
The Dreyfus/Laurel Funds Trust:		[**]	[**]
Dreyfus Premier Core Value Fund – A	0312	[**]	[**]
Dreyfus Premier Core Value Fund - B	0212	[**]	[**]
Dreyfus Premier Core Value Fund – R	0712	[**]	[**]
Dreyfus Premier Core Value Fund – T	0767	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[**]	[**]
Dreyfus Premier Managed Income Fund – A	0349	[**]	[**]
Dreyfus Premier Managed Income Fund - B	0649	[**]	[**]
Dreyfus Premier Managed Income Fund – R	0749	[**]	[**]
		[**]	[**]
Dreyfus LifeTime Portfolios, Inc.		[**]	[**]
Growth Portfolio – Investor	0556	[**]	[**]
Growth Portfolio – Restricted	0756	[**]	[**]
Growth & Income Portfolio – Investor	0552	[**]	[**]

6

Growth & Income Portfolio – Restricted	0752	[**]	[**]
Income Portfolio – Investor	0555	[**]	[**]
Income Portfolio – Restricted	0755	[**]	[**]
		[**]	[**]
Dreyfus Midcap Index Fund, Inc.	0113	[**]	[**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[**]	[**]
		[**]	[**]
Dreyfus Premier Equity Funds, Inc.		[**]	[**]
Dreyfus Premier Growth & Income Fund – A	0320	[**]	[**]
Dreyfus Premier Growth & Income Fund - B	0650	[**]	[**]
Dreyfus Premier Growth & Income Fund – R	0760	[**]	[**]
Dreyfus Premier Growth & Income Fund – T	0780	[**]	[**]
		[**]	[**]
Dreyfus Premier Fixed Income Funds		[**]	[**]
Dreyfus Premier Core Bond Fund – A	0031	[**]	[**]
Dreyfus Premier Core Bond Fund - B	0233	[**]	[**]
Dreyfus Premier Core Bond Fund – R	0235	[**]	[**]
		[**]	[**]
Dreyfus Premier GNMA Fund – A	0027	[**]	[**]
Dreyfus Premier GNMA Fund - B	0614	[**]	[**]
		[**]	[**]
Dreyfus Premier International Funds, Inc.		[**]	[**]
Dreyfus Premier Greater China Fund – A	0130	[**]	[**]
Dreyfus Premier Greater China Fund - B	0170	[**]	[**]
Dreyfus Premier Greater China Fund – R	0190	[**]	[**]
Dreyfus Premier Greater China Fund – T	0230	[**]	[**]
Dreyfus Premier International Growth Fund – A	0092	[**]	[**]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[**]	[**]
Dreyfus Premier International Growth Fund, Inc. - R	0764	[**]	[**]
Dreyfus Premier International Growth Fund – T	0774	[**]	[**]
		[**]	[**]
Dreyfus Premier Manager Funds I		[**]	[**]
Dreyfus Premier Alpha Growth Fund – A	6031	[**]	[**]
Dreyfus Premier Alpha Growth Fund - B	6032	[**]	[**]
Dreyfus Premier Alpha Growth Fund – R	6034	[**]	[**]
Dreyfus Premier Alpha Growth Fund – T	6035	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[**]	[**]
Dreyfus Premier Intrinsic Value Fund - B	6027	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – R	6029	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[**]	[**]
Dreyfus Premier S&P STARS Fund – A	6016	[**]	[**]
Dreyfus Premier S&P STARS Fund - B	6017	[**]	[**]
Dreyfus Premier S&P STARS Fund – R	6019	[**]	[**]
Dreyfus Premier S&P STARS Fund – T	6020	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund	6021	[**]	[**]

7

Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund - R	6024	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[**]	[**]
		[**]	[**]
Dreyfus Premier Manager Funds II		[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – R	6003	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[**]	[**]
Dreyfus Premier Blue Chip Fund – B	6071	[**]	[**]
Dreyfus Premier Select Fund – B	6061	[**]	[**]
		[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. – R	0272	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[**]	[**]
		[**]	[**]
Dreyfus Premier Opportunity Funds		[**]	[**]
Dreyfus Premier Consumer Fund – A	6076	[**]	[**]
Dreyfus Premier Consumer Fund – B	6077	[**]	[**]
Dreyfus Premier Consumer Fund – R	6079	[**]	[**]
Dreyfus Premier Consumer Fund – T	6080	[**]	[**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – A†	0534	[**]	[**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – T‡	0537	[**]	[**]
Dreyfus Premier Financial Services Fund – A	0069	[**]	[**]
Dreyfus Premier Financial Services Fund - B	0160	[**]	[**]
Dreyfus Premier Financial Services Fund – R	0162	[**]	[**]
Dreyfus Premier Financial Services Fund – T	0163	[**]	[**]
Dreyfus Premier Healthcare Fund – Class A	0091	[**]	[**]
Dreyfus Premier Healthcare Fund - B	0311	[**]	[**]
Dreyfus Premier Healthcare Fund - R	0331	[**]	[**]
Dreyfus Premier Healthcare Fund - T	0341	[**]	[**]
Dreyfus Premier Natural Leaders Fund – A	6006	[**]	[**]
Dreyfus Premier Natural Leaders Fund - B	6007	[**]	[**]
Dreyfus Premier Natural Leaders Fund – R	6009	[**]	[**]
Dreyfus Premier Natural Leaders Fund – T	6010	[**]	[**]
		[**]	[**]
Dreyfus Premier Stock Funds		[**]	[**]
Dreyfus Premier International Equity Fund – A	0720	[**]	[**]
Dreyfus Premier International Equity Fund - B	0727	[**]	[**]
Dreyfus Premier International Equity Fund - R	0733	[**]	[**]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier International Equity Fund – T	0735	[**]	[**]
Dreyfus Premier International Small Cap Fund – A	0500	[**]	[**]
Dreyfus Premier International Small Cap Fund - B	0501	[**]	[**]
Dreyfus Premier International Small Cap Fund – R	0519	[**]	[**]
Dreyfus Premier International Small Cap Fund - T	0520	[**]	[**]
Dreyfus Premier Small Cap Equity Fund – A	0439	[**]	[**]
Dreyfus Premier Small Cap Equity Fund - B	0440	[**]	[**]
Dreyfus Premier Small Cap Equity Fund – R	0442	[**]	[**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[**]	[**]
		[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[**]	[**]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – R	0210	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[**]	[**]
		[**]	[**]
Dreyfus Premier Value Equity Funds		[**]	[**]
Dreyfus Premier Value Fund – A	0037	[**]	[**]
Dreyfus Premier Value Fund – B	0632	[**]	[**]
Dreyfus Premier Value – R	0736	[**]	[**]
Dreyfus Premier Value Fund – T	0776	[**]	[**]
Dreyfus Premier International Opportunities Fund – A	0173	[**]	[**]
Dreyfus Premier International Opportunities Fund - B	0147	[**]	[**]
Dreyfus Premier International Opportunities Fund - R	0167	[**]	[**]
Dreyfus Premier International Opportunities Fund – T	0197	[**]	[**]
		[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. – R	0768	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[**]	[**]
Dreyfus Short-Intermediate Government Fund	0542	[**]	[**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[**]	[**]
Dreyfus U.S. Treasury Long Term Fund	0073	[**]	[**]
Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[**]	[**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 6th day of February, 2006 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.	NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	By:
Name: Karen R. Colvin	Name: Karen R. Colvin
Title: Attorney-in-Fact	Title: Vice President
Date:	Date:

NATIONWIDE LIFE INSURANCE COMPANY	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	By:
Name: William G. Goslee	Name: William G. Goslee
Title: Vice President	Title: Vice President
Date:	Date:

1

THE DREYFUS CORPORATION	DREYFUS SERVICE CORPORATION

By:	By:
Name: Gary R. Pierce	Name: Gary R. Pierce
Title: Controller	Title: Chief Financial Officer
Date:	Date:

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B (excluding Dreyfus Founders Funds, Inc.)	ON BEHALF OF DREYFUS FOUNDERS FUNDS, INC.

By:	By:
Name: Michael A. Rosenberg	Name: Kenneth R. Christoffersen
Title: Secretary/Assistant Secretary	Title: Secretary
Date:	Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees	Aggregate Fees *
Dreyfus A Bonds Plus, Inc.	0084	[**]	[**]
Dreyfus Appreciation Fund, Inc.	0141	[**]	[**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[**]	[**]

Dreyfus Bond Funds, Inc.
Dreyfus Premier High Income Fund – A	0115	[**]	[**]
Dreyfus Premier High Income Fund - B	0800	[**]	[**]
Dreyfus Premier High Income Fund – R	0482	[**]	[**]

Dreyfus Cash Management – Participant Shares	0596	[**]	[**]

Dreyfus Founders Funds, Inc.
Dreyfus Founders Balanced Fund – A	0086	[**]	[**]
Dreyfus Founders Balanced Fund - B	0087	[**]	[**]
Dreyfus Founders Balanced Fund – R	0089	[**]	[**]
Dreyfus Founders Balanced Fund – T	0090	[**]	[**]
Dreyfus Founders Discovery Fund - A	0182	[**]	[**]
Dreyfus Founders Discovery Fund - B	0183	[**]	[**]
Dreyfus Founders Discovery Fund - R	0185	[**]	[**]
Dreyfus Founders Discovery Fund - T	0186	[**]	[**]
Dreyfus Founders Equity Growth Fund – A	0275	[**]	[**]
Dreyfus Founders Equity Growth Fund - B	0276	[**]	[**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Founders Equity Growth Fund – R	0278	0.15%	0.35%
Dreyfus Founders Equity Growth Fund – T	0279	[**]	[**]
Dreyfus Founders Growth Fund – A	0213	[**]	[**]
Dreyfus Founders Growth Fund - B	0214	[**]	[**]
Dreyfus Founders Growth Fund – R	0216	[**]	[**]
Dreyfus Founders Growth Fund – T	0217	[**]	[**]
Dreyfus Founders International Equity Fund – A	0360	[**]	[**]
Dreyfus Founders International Equity Fund - B	0361	[**]	[**]
Dreyfus Founders International Equity Fund – R	0363	[**]	[**]
Dreyfus Founders International Equity Fund – T	0364	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund - B	0292	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – R	0294	[**]	[**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[**]	[**]
Dreyfus Founders Passport Fund – A	0281	[**]	[**]
Dreyfus Founders Passport Fund - B	0282	[**]	[**]
Dreyfus Founders Passport Fund – R	0284	[**]	[**]
Dreyfus Founders Passport Fund – T	0285	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[**]	[**]
Dreyfus Founders Worldwide Growth Fund - B	0352	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – R	0354	[**]	[**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[**]	[**]

The Dreyfus Fund Incorporated	0026	[**]	[**]
Dreyfus GNMA Fund, Inc.	0265	[**]	[**]
Dreyfus Growth and Income Fund, Inc.	0010	[**]	[**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[**]	[**]

Dreyfus Growth and Value Funds, Inc.
Dreyfus Emerging Leaders Fund	0259	[**]	[**]

Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[**]	[**]
Dreyfus Premier Future Leaders Fund – A	0522	[**]	[**]
Dreyfus Premier Future Leaders Fund - B	0523	[**]	[**]
Dreyfus Premier Future Leaders Fund – R	0525	[**]	[**]
Dreyfus Premier Future Leaders Fund – T	0526	[**]	[**]
Dreyfus Premier International Value Fund – A	0254	[**]	[**]
Dreyfus Premier International Value - B	0301	[**]	[**]
Dreyfus Premier International Value - R	0304	[**]	[**]
Dreyfus Premier International Value Fund – T	0305	[**]	[**]
Dreyfus Premier Midcap Value Fund – A	0017	[**]	[**]
Dreyfus Premier Midcap Value Fund - B	6110	[**]	[**]
Dreyfus Premier Midcap Value Fund - R	6112	[**]	[**]
Dreyfus Premier Midcap Value Fund - T	6113	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[**]	[**]
Dreyfus Premier Select Midcap Growth Fund – R	0661	[**]	[**]

4

Dreyfus Premier Select Midcap Growth Fund – T	0684	[**]	[**]
Dreyfus Premier Small Company Growth Fund – A	0771	[**]	[**]
Dreyfus Premier Small Company Growth Fund – B	0772	[**]	[**]
Dreyfus Premier Small Company Growth Fund – R	0775	[**]	[**]
Dreyfus Premier Small Company Growth Fund - T	0777	[**]	[**]
Dreyfus Premier Strategic Value Fund – A	0257	[**]	[**]
Dreyfus Premier Strategic Value Fund - B	0666	[**]	[**]
Dreyfus Premier Strategic Value Fund – R	0668	[**]	[**]
Dreyfus Premier Strategic Value Fund – T	0669	[**]	[**]
Dreyfus Premier Structured Large Cap Value – A	0134	[**]	[**]
Dreyfus Premier Structured Large Cap Value - B	0135	[**]	[**]
Dreyfus Premier Structured Large Cap Value – R	0137	[**]	[**]
Dreyfus Premier Structured Large Cap Value – T	0138	[**]	[**]
Dreyfus Premier Structured Midcap Fund – A	0936	[**]	[**]
Dreyfus Premier Structured Midcap Fund - B	0937	[**]	[**]
Dreyfus Premier Structured Midcap Fund – R	0939	[**]	[**]
Dreyfus Premier Structured Midcap Fund – T	0940	[**]	[**]
Dreyfus Premier Technology Growth Fund – A	0255	[**]	[**]
Dreyfus Premier Technology Growth Fund - B	0260	[**]	[**]
Dreyfus Premier Technology Growth Fund – R	0262	[**]	[**]
Dreyfus Premier Technology Growth Fund – T	0263	[**]	[**]
Dreyfus Small Company Value Fund (closed)	0253	[**]	[**]

Dreyfus High Yield Strategies Fund	0430	[**]	[**]

Dreyfus Index Fund, Inc.
Dreyfus International Stock Index Fund	0079	[**]	[**]
Dreyfus S&P 500 Index Fund	0078	[**]	[**]
Dreyfus Small Cap Stock Index Fund	0077	[**]	[**]

Dreyfus Investment Grade Funds, Inc.
Dreyfus Intermediate Term Income Fund – Institutional	0074	[**]	[**]
Dreyfus Intermediate Term Income Fund – Investor	0082	[**]	[**]
Dreyfus Premier Short-Term Income Fund – A	0103	[**]	[**]
Dreyfus Premier Short-Term Income Fund - B	0110	[**]	[**]
Dreyfus Premier Short-Term Income Fund - D	0083	[**]	[**]
Dreyfus Premier Yield Advantage Fund – A	0200	[**]	[**]
Dreyfus Premier Yield Advantage Fund - B	0221	[**]	[**]

Dreyfus International Funds, Inc.
Dreyfus Premier Emerging Markets Fund – A	0327	[**]	[**]

The Dreyfus/Laurel Funds, Inc.
Dreyfus Basic S&P 500 Stock Index Fund	0713	[**]	[**]
Dreyfus Bond Market Index Fund – Investor	0310	[**]	[**]

5

Dreyfus Bond Market Index Fund – BASIC	0710	[**]	[**]
Dreyfus Disciplined Stock Fund	0728	[**]	[**]
Dreyfus Premier Balanced Fund – A	0342	[**]	[**]
Dreyfus Premier Balanced Fund – B	0642	[**]	[**]
Dreyfus Premier Balanced Fund – R	0742	[**]	[**]
Dreyfus Premier Balanced Fund – T	0781	[**]	[**]
Dreyfus Premier Core Equity Fund – A	0047	[**]	[**]
Dreyfus Premier Core Equity – B	0941	[**]	[**]
Dreyfus Premier Core Equity – R	0943	[**]	[**]

Dreyfus Premier Core Equity – T	0944	[**]	[**]
Dreyfus Premier Large Company Stock Fund – A	0318	[**]	[**]
Dreyfus Premier Large Company Stock Fund - B	0228	[**]	[**]
Dreyfus Premier Large Company Stock Fund - R	0718	[**]	[**]
Dreyfus Premier Large Company Stock Fund – T	0766	[**]	[**]
Dreyfus Premier Limited Term Income Fund – A	0345	[**]	[**]
Dreyfus Premier Limited Term Income Fund - B	0645	[**]	[**]
Dreyfus Premier Limited Term Income Fund – R	0745	[**]	[**]
Dreyfus Premier Midcap Stock Fund – A	0330	[**]	[**]
Dreyfus Premier MidCap Stock Fund - B	0229	[**]	[**]
Dreyfus Premier MidCap Stock Fund – R	0730	[**]	[**]
Dreyfus Premier Midcap Stock Fund – T	0731	[**]	[**]
Dreyfus Premier Small Cap Value Fund – A	0148	[**]	[**]
Dreyfus Premier Small Cap Value Fund - B	0158	[**]	[**]
Dreyfus Premier Small Cap Value Fund – R	0188	[**]	[**]
Dreyfus Premier Small Cap Value Fund – T	0198	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – R	6109	[**]	[**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[**]	[**]

The Dreyfus/Laurel Funds Trust:
Dreyfus Premier Core Value Fund – A	0312	[**]	[**]
Dreyfus Premier Core Value Fund - B	0212	[**]	[**]
Dreyfus Premier Core Value Fund – R	0712	[**]	[**]
Dreyfus Premier Core Value Fund – T	0767	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[**]	[**]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[**]	[**]
Dreyfus Premier Managed Income Fund – A	0349	[**]	[**]
Dreyfus Premier Managed Income Fund - B	0649	[**]	[**]
Dreyfus Premier Managed Income Fund – R	0749	[**]	[**]

Dreyfus LifeTime Portfolios, Inc.
Growth Portfolio – Investor	0556	[**]	[**]

6

Growth Portfolio – Restricted	0756	[**]	[**]
Growth & Income Portfolio – Investor	0552	[**]	[**]
Growth & Income Portfolio – Restricted	0752	[**]	[**]
Income Portfolio – Investor	0555	[**]	[**]
Income Portfolio – Restricted	0755	[**]	[**]

Dreyfus Midcap Index Fund, Inc.	0113	[**]	[**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[**]	[**]

Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Growth & Income Fund – A	0320	[**]	[**]
Dreyfus Premier Growth & Income Fund - B	0650	[**]	[**]
Dreyfus Premier Growth & Income Fund – R	0760	[**]	[**]
Dreyfus Premier Growth & Income Fund – T	0780	[**]	[**]

Dreyfus Premier Fixed Income Funds
Dreyfus Premier Core Bond Fund – A	0031	[**]	[**]
Dreyfus Premier Core Bond Fund - B	0233	[**]	[**]
Dreyfus Premier Core Bond Fund – R	0235	[**]	[**]

Dreyfus Premier GNMA Fund – A	0027	[**]	[**]
Dreyfus Premier GNMA Fund - B	0614	[**]	[**]

Dreyfus Premier International Funds, Inc.
Dreyfus Premier Greater China Fund – A	0130	[**]	[**]
Dreyfus Premier Greater China Fund - B	0170	[**]	[**]
Dreyfus Premier Greater China Fund – R	0190	[**]	[**]
Dreyfus Premier Greater China Fund – T	0230	[**]	[**]
Dreyfus Premier International Growth Fund – A	0092	[**]	[**]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[**]	[**]
Dreyfus Premier International Growth Fund, Inc. - R	0764	[**]	[**]
Dreyfus Premier International Growth Fund – T	0774	[**]	[**]

Dreyfus Premier Manager Funds I
Dreyfus Premier Alpha Growth Fund – A	6031	[**]	[**]
Dreyfus Premier Alpha Growth Fund - B	6032	[**]	[**]
Dreyfus Premier Alpha Growth Fund – R	6034	[**]	[**]
Dreyfus Premier Alpha Growth Fund – T	6035	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[**]	[**]
Dreyfus Premier Intrinsic Value Fund - B	6027	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – R	6029	[**]	[**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[**]	[**]
Dreyfus Premier S&P STARS Fund – A	6016	[**]	[**]
Dreyfus Premier S&P STARS Fund - B	6017	[**]	[**]
Dreyfus Premier S&P STARS Fund – R	6019	[**]	[**]
Dreyfus Premier S&P STARS Fund – T	6020	[**]	[**]

7

Dreyfus Premier S&P STARS Opportunities Fund	6021	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund - R	6024	[**]	[**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[**]	[**]

Dreyfus Premier Manager Funds II
Dreyfus Premier Balanced Opportunity Fund – A	6000	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – R	6003	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[**]	[**]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[**]	[**]
Dreyfus Premier Blue Chip Fund – B	6071	[**]	[**]
Dreyfus Premier Select Fund – B	6061	[**]	[**]

Dreyfus Premier New Leaders Fund, Inc. – A	0085	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. – R	0272	[**]	[**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[**]	[**]

Dreyfus Premier Opportunity Funds
Dreyfus Premier Consumer Fund – A	6076	[**]	[**]
Dreyfus Premier Consumer Fund – B	6077	[**]	[**]
Dreyfus Premier Consumer Fund – R	6079	[**]	[**]
Dreyfus Premier Consumer Fund – T	6080	[**]	[**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – A†	0534	[**]	[**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – T‡	0537	[**]	[**]
Dreyfus Premier Financial Services Fund – A	0069	[**]	[**]
Dreyfus Premier Financial Services Fund - B	0160	[**]	[**]
Dreyfus Premier Financial Services Fund – R	0162	[**]	[**]
Dreyfus Premier Financial Services Fund – T	0163	[**]	[**]
Dreyfus Premier Healthcare Fund – Class A	0091	[**]	[**]
Dreyfus Premier Healthcare Fund - B	0311	[**]	[**]
Dreyfus Premier Healthcare Fund - R	0331	[**]	[**]
Dreyfus Premier Healthcare Fund - T	0341	[**]	[**]
Dreyfus Premier Natural Leaders Fund – A	6006	[**]	[**]
Dreyfus Premier Natural Leaders Fund - B	6007	[**]	[**]
Dreyfus Premier Natural Leaders Fund – R	6009	[**]	[**]
Dreyfus Premier Natural Leaders Fund – T	6010	[**]	[**]

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund – A	0720	[**]	[**]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier International Equity Fund - B	0727	[**]	[**]
Dreyfus Premier International Equity Fund - R	0733	[**]	[**]
Dreyfus Premier International Equity Fund – T	0735	[**]	[**]
Dreyfus Premier International Small Cap Fund – A	0500	[**]	[**]
Dreyfus Premier International Small Cap Fund - B	0501	[**]	[**]
Dreyfus Premier International Small Cap Fund – R	0519	[**]	[**]
Dreyfus Premier International Small Cap Fund - T	0520	[**]	[**]
Dreyfus Premier Small Cap Equity Fund – A	0439	[**]	[**]
Dreyfus Premier Small Cap Equity Fund - B	0440	[**]	[**]
Dreyfus Premier Small Cap Equity Fund – R	0442	[**]	[**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[**]	[**]

Dreyfus Premier Third Century Fund, Inc. – A	0207	[**]	[**]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – R	0210	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[**]	[**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[**]	[**]

Dreyfus Premier Value Equity Funds
Dreyfus Premier Value Fund – A	0037	[**]	[**]
Dreyfus Premier Value Fund – B	0632	[**]	[**]
Dreyfus Premier Value – R	0736	[**]	[**]
Dreyfus Premier Value Fund – T	0776	[**]	[**]
Dreyfus Premier International Opportunities Fund – A	0173	[**]	[**]
Dreyfus Premier International Opportunities Fund - B	0147	[**]	[**]
Dreyfus Premier International Opportunities Fund - R	0167	[**]	[**]
Dreyfus Premier International Opportunities Fund – T	0197	[**]	[**]

Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. – R	0768	[**]	[**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[**]	[**]
Dreyfus Short-Intermediate Government Fund	0542	[**]	[**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[**]	[**]

Dreyfus U.S. Treasury Long Term Fund	0073	[**]	[**]

Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[**]	[**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 15th day of March, 2006 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.		NATIONWIDE INVESTMENT SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	Attorney-in-Fact	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE COMPANY		NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:		By:
Name:	William G. Goslee	Name:	William G. Goslee
Title:	Vice President	Title:	Vice President
Date:		Date:

1

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B (excluding Dreyfus Founders Funds, Inc.)		ON BEHALF OF DREYFUS FOUNDERS FUNDS, INC.

By:		By:
Name:	Michael A. Rosenberg	Name:	Kenneth R. Christoffersen
Title:	Secretary/Assistant Secretary	Title:	Secretary
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus A Bonds Plus, Inc.	0084	[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]

Dreyfus Bond Funds, Inc.
Dreyfus Premier High Income Fund – A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund - B	0800	[	**]	[	**]
Dreyfus Premier High Income Fund – R	0482	[	**]	[	**]

Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]

Dreyfus Founders Funds, Inc.
Dreyfus Founders Balanced Fund – A	0086	[	**]	[	**]
Dreyfus Founders Balanced Fund - B	0087	[	**]	[	**]
Dreyfus Founders Balanced Fund – R	0089	[	**]	[	**]
Dreyfus Founders Balanced Fund – T	0090	[	**]	[	**]
Dreyfus Founders Discovery Fund - A	0182	[	**]	[	**]
Dreyfus Founders Discovery Fund - B	0183	[	**]	[	**]
Dreyfus Founders Discovery Fund - R	0185	[	**]	[	**]
Dreyfus Founders Discovery Fund - T	0186	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund - B	0276	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Founders Equity Growth Fund – R	0278	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – T	0279	[	**]	[	**]
Dreyfus Founders Growth Fund – A	0213	[	**]	[	**]
Dreyfus Founders Growth Fund - B	0214	[	**]	[	**]
Dreyfus Founders Growth Fund – R	0216	[	**]	[	**]
Dreyfus Founders Growth Fund – T	0217	[	**]	[	**]
Dreyfus Founders International Equity Fund – A	0360	[	**]	[	**]
Dreyfus Founders International Equity Fund - B	0361	[	**]	[	**]
Dreyfus Founders International Equity Fund – R	0363	[	**]	[	**]
Dreyfus Founders International Equity Fund – T	0364	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund - B	0292	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – R	0294	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[	**]	[	**]
Dreyfus Founders Passport Fund – A	0281	[	**]	[	**]
Dreyfus Founders Passport Fund - B	0282	[	**]	[	**]
Dreyfus Founders Passport Fund – R	0284	[	**]	[	**]
Dreyfus Founders Passport Fund – T	0285	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund - B	0352	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – R	0354	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[	**]	[	**]

The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus GNMA Fund, Inc.	0265	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[	**]	[	**]

Dreyfus Growth and Value Funds, Inc.
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – A	0522	[	**]	[	**]
Dreyfus Premier Future Leaders Fund - B	0523	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – R	0525	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – T	0526	[	**]	[	**]
Dreyfus Premier International Value Fund – A	0254	[	**]	[	**]
Dreyfus Premier International Value - B	0301	[	**]	[	**]
Dreyfus Premier International Value - R	0304	[	**]	[	**]
Dreyfus Premier International Value Fund – T	0305	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – A	0017	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - B	6110	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - R	6112	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - T	6113	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – R	0661	[	**]	[	**]

4

Dreyfus Premier Select Midcap Growth Fund – T	0684	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund – A	0771	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund – B	0772	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund – R	0775	[	**]	[	**]
Dreyfus Premier Small Company Growth Fund - T	0777	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Premier Strategic Value Fund - B	0666	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – R	0668	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – T	0669	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – A	0134	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value - B	0135	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – R	0137	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – T	0138	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund - B	0937	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – R	0939	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – T	0940	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Premier Technology Growth Fund - B	0260	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – R	0262	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – T	0263	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]

Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]

Dreyfus Index Fund, Inc.
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]

Dreyfus Investment Grade Funds, Inc.
Dreyfus Intermediate Term Income Fund – Institutional	0074	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – Investor	0082	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund – A	0103	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - B	0110	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - D	0083	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund – A	0200	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund - B	0221	[	**]	[	**]

Dreyfus International Funds, Inc.
Dreyfus Premier Emerging Markets Fund – A	0327	[	**]	[	**]

The Dreyfus/Laurel Funds, Inc.
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]

5

Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Premier Balanced Fund – A	0342	[	**]	[	**]
Dreyfus Premier Balanced Fund – B	0642	[	**]	[	**]
Dreyfus Premier Balanced Fund – R	0742	[	**]	[	**]
Dreyfus Premier Balanced Fund – T	0781	[	**]	[	**]
Dreyfus Premier Core Equity Fund – A	0047	[	**]	[	**]
Dreyfus Premier Core Equity – B	0941	[	**]	[	**]
Dreyfus Premier Core Equity – R	0943	[	**]	[	**]
Dreyfus Premier Core Equity – T	0944	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – A	0318	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - B	0228	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - R	0718	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – T	0766	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – A	0345	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund - B	0645	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – R	0745	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – A	0330	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund - B	0229	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund – R	0730	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – T	0731	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – A	0148	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund - B	0158	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – R	0188	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – T	0198	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – R	6109	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[	**]	[	**]

The Dreyfus/Laurel Funds Trust:
Dreyfus Premier Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Premier Core Value Fund - B	0212	[	**]	[	**]
Dreyfus Premier Core Value Fund – R	0712	[	**]	[	**]
Dreyfus Premier Core Value Fund – T	0767	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[	**]	[	**]
Dreyfus Premier Managed Income Fund – A	0349	[	**]	[	**]
Dreyfus Premier Managed Income Fund - B	0649	[	**]	[	**]
Dreyfus Premier Managed Income Fund – R	0749	[	**]	[	**]

Dreyfus LifeTime Portfolios, Inc.
Growth Portfolio – Investor	0556	[	**]	[	**]

6

Growth Portfolio – Restricted	0756	[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
Income Portfolio – Investor	0555	[	**]	[	**]
Income Portfolio – Restricted	0755	[	**]	[	**]

Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]

Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Growth & Income Fund – A	0320	[	**]	[	**]
Dreyfus Premier Growth & Income Fund - B	0650	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – R	0760	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – T	0780	[	**]	[	**]

Dreyfus Premier Fixed Income Funds
Dreyfus Premier Core Bond Fund – A	0031	[	**]	[	**]
Dreyfus Premier Core Bond Fund - B	0233	[	**]	[	**]
Dreyfus Premier Core Bond Fund – R	0235	[	**]	[	**]

Dreyfus Premier GNMA Fund – A	0027	[	**]	[	**]
Dreyfus Premier GNMA Fund - B	0614	[	**]	[	**]

Dreyfus Premier International Funds, Inc.
Dreyfus Premier Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Premier Greater China Fund — B	0170	[	**]	[	**]
Dreyfus Premier Greater China Fund – R	0190	[	**]	[	**]
Dreyfus Premier Greater China Fund – T	0230	[	**]	[	**]
Dreyfus Premier International Growth Fund – A	0092	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - R	0764	[	**]	[	**]
Dreyfus Premier International Growth Fund – T	0774	[	**]	[	**]

Dreyfus Premier Manager Funds I
Dreyfus Premier Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund - B	6032	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – R	6034	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – T	6035	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund - B	6027	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – R	6029	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus Premier S&P STARS Fund - B	6017	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – R	6019	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – T	6020	[	**]	[	**]

7

Dreyfus Premier S&P STARS Opportunities Fund	6021	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - R	6024	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[	**]	[	**]

Dreyfus Premier Manager Funds II
Dreyfus Premier Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – R	6003	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[	**]	[	**]
Dreyfus Premier Blue Chip Fund – B	6071	[	**]	[	**]
Dreyfus Premier Select Fund – B	6061	[	**]	[	**]

Dreyfus Premier New Leaders Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – R	0272	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[	**]	[	**]

Dreyfus Premier Opportunity Funds
Dreyfus Premier Consumer Fund – A	6076	[	**]	[	**]
Dreyfus Premier Consumer Fund – B	6077	[	**]	[	**]
Dreyfus Premier Consumer Fund – R	6079	[	**]	[	**]
Dreyfus Premier Consumer Fund – T	6080	[	**]	[	**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – A†	0534	[	**]	[	**]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – T‡	0537	[	**]	[	**]
Dreyfus Premier Financial Services Fund – A	0069	[	**]	[	**]
Dreyfus Premier Financial Services Fund - B	0160	[	**]	[	**]
Dreyfus Premier Financial Services Fund – R	0162	[	**]	[	**]
Dreyfus Premier Financial Services Fund – T	0163	[	**]	[	**]
Dreyfus Premier Healthcare Fund – Class A	0091	[	**]	[	**]
Dreyfus Premier Healthcare Fund - B	0311	[	**]	[	**]
Dreyfus Premier Healthcare Fund - R	0331	[	**]	[	**]
Dreyfus Premier Healthcare Fund - T	0341	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund – A	6006	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund - B	6007	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund – R	6009	[	**]	[	**]
Dreyfus Premier Natural Leaders Fund – T	6010	[	**]	[	**]

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund – A	0720	[	**]	[	**]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier International Equity Fund - B	0727	[	**]	[	**]
Dreyfus Premier International Equity Fund - R	0733	[	**]	[	**]
Dreyfus Premier International Equity Fund – T	0735	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – A	0500	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - B	0501	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – R	0519	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - T	0520	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - B	0440	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – R	0442	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[	**]	[	**]

Dreyfus Premier Third Century Fund, Inc. – A	0207	[	**]	[	**]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – R	0210	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[	**]	[	**]

Dreyfus Premier Value Equity Funds
Dreyfus Premier Value Fund – A	0037	[	**]	[	**]
Dreyfus Premier Value Fund – B	0632	[	**]	[	**]
Dreyfus Premier Value – R	0736	[	**]	[	**]
Dreyfus Premier Value Fund – T	0776	[	**]	[	**]
Dreyfus Premier International Opportunities Fund – A	0173	[	**]	[	**]
Dreyfus Premier International Opportunities Fund - B	0147	[	**]	[	**]
Dreyfus Premier International Opportunities Fund - R	0167	[	**]	[	**]
Dreyfus Premier International Opportunities Fund – T	0197	[	**]	[	**]

Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – R	0768	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]

Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]

Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 15th day of August, 2006 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	Attorney-in-Fact	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:
Name:	William G. Goslee	Name:	William G. Goslee
Title:	Vice President	Title:	Vice President
Date:		Date:

1

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS		ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding		FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

By:		By:
Name:	Michael A. Rosenberg	Name:	Kenneth R. Christoffersen
Title:	Secretary/Assistant Secretary	Title:	Secretary
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus A Bonds Plus, Inc.	0084	[**	]	[**	]
Dreyfus Appreciation Fund, Inc.	0141	[**	]	[**	]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[**	]	[**	]
		[**	]	[**	]
Dreyfus Bond Funds, Inc.		[**	]	[**	]
Dreyfus Premier High Income Fund – A	0115	[**	]	[**	]
Dreyfus Premier High Income Fund - B	0800	[**	]	[**	]
Dreyfus Premier High Income Fund – R	0482	[**	]	[**	]
		[**	]	[**	]
Dreyfus Cash Management – Participant Shares	0596	[**	]	[**	]
		[**	]	[**	]
Dreyfus Founders Funds, Inc.		[**	]	[**	]
Dreyfus Founders Balanced Fund – A	0086	[**	]	[**	]
Dreyfus Founders Balanced Fund - B	0087	[**	]	[**	]
Dreyfus Founders Balanced Fund – R	0089	[**	]	[**	]
Dreyfus Founders Balanced Fund – T	0090	[**	]	[**	]
Dreyfus Founders Discovery Fund - A	0182	[**	]	[**	]
Dreyfus Founders Discovery Fund - B	0183	[**	]	[**	]
Dreyfus Founders Discovery Fund - R	0185	[**	]	[**	]
Dreyfus Founders Discovery Fund - T	0186	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – A	0275	[**	]	[**	]
Dreyfus Founders Equity Growth Fund - B	0276	[**	]	[**	]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Founders Equity Growth Fund – R	0278	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – T	0279	[**	]	[**	]
Dreyfus Founders Growth Fund – A	0213	[**	]	[**	]
Dreyfus Founders Growth Fund - B	0214	[**	]	[**	]
Dreyfus Founders Growth Fund – R	0216	[**	]	[**	]
Dreyfus Founders Growth Fund – T	0217	[**	]	[**	]
Dreyfus Founders International Equity Fund – A	0360	[**	]	[**	]
Dreyfus Founders International Equity Fund - B	0361	[**	]	[**	]
Dreyfus Founders International Equity Fund – R	0363	[**	]	[**	]
Dreyfus Founders International Equity Fund – T	0364	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund - B	0292	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – R	0294	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[**	]	[**	]
Dreyfus Founders Passport Fund – A	0281	[**	]	[**	]
Dreyfus Founders Passport Fund - B	0282	[**	]	[**	]
Dreyfus Founders Passport Fund – R	0284	[**	]	[**	]
Dreyfus Founders Passport Fund – T	0285	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – A	0351	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund - B	0352	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – R	0354	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – T	0355	[**	]	[**	]
		[**	]	[**	]
The Dreyfus Fund Incorporated	0026	[**	]	[**	]
Dreyfus GNMA Fund, Inc.	0265	[**	]	[**	]
Dreyfus Growth and Income Fund, Inc.	0010	[**	]	[**	]
Dreyfus Growth Opportunity Fund, Inc.	0018	[**	]	[**	]
		[**	]	[**	]
Dreyfus Growth and Value Funds, Inc.		[**	]	[**	]
Dreyfus Emerging Leaders Fund	0259	[**	]	[**	]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – A	0522	[**	]	[**	]
Dreyfus Premier Future Leaders Fund - B	0523	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – R	0525	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – T	0526	[**	]	[**	]
Dreyfus Premier International Value Fund – A	0254	[**	]	[**	]
Dreyfus Premier International Value - B	0301	[**	]	[**	]
Dreyfus Premier International Value - R	0304	[**	]	[**	]
Dreyfus Premier International Value Fund – T	0305	[**	]	[**	]
Dreyfus Premier Midcap Value Fund – A	0017	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - B	6110	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - R	6112	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - T	6113	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund – R	0661	[**	]	[**	]

4

Dreyfus Premier Select Midcap Growth Fund – T	0684	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund – A	0771	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund – B	0772	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund – R	0775	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund - T	0777	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – A	0257	[**	]	[**	]
Dreyfus Premier Strategic Value Fund - B	0666	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – R	0668	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – T	0669	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – A	0134	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value - B	0135	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – R	0137	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – T	0138	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – A	0936	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund - B	0937	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – R	0939	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – T	0940	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – A	0255	[**	]	[**	]
Dreyfus Premier Technology Growth Fund - B	0260	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – R	0262	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – T	0263	[**	]	[**	]
Dreyfus Small Company Value Fund (closed)	0253	[**	]	[**	]
		[**	]	[**	]
Dreyfus High Yield Strategies Fund	0430	[**	]	[**	]
		[**	]	[**	]
Dreyfus Index Fund, Inc.		[**	]	[**	]
Dreyfus International Stock Index Fund	0079	[**	]	[**	]
Dreyfus S&P 500 Index Fund	0078	[**	]	[**	]
Dreyfus Small Cap Stock Index Fund	0077	[**	]	[**	]
		[**	]	[**	]
Dreyfus Investment Grade Funds, Inc.		[**	]	[**	]
Dreyfus Intermediate Term Income Fund – Institutional	0074	[**	]	[**	]
Dreyfus Intermediate Term Income Fund – Investor	0082	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund – A	0103	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund - B	0110	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund - D	0083	[**	]	[**	]
Dreyfus Premier Yield Advantage Fund – A	0200	[**	]	[**	]
Dreyfus Premier Yield Advantage Fund - B	0221	[**	]	[**	]
		[**	]	[**	]
Dreyfus International Funds, Inc.		[**	]	[**	]
Dreyfus Premier Emerging Markets Fund – A	0327	[**	]	[**	]
		[**	]	[**	]
The Dreyfus/Laurel Funds, Inc.		[**	]	[**	]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[**	]	[**	]
Dreyfus Bond Market Index Fund – Investor	0310	[**	]	[**	]

5

Dreyfus Bond Market Index Fund – BASIC	0710	[**	]	[**	]
Dreyfus Disciplined Stock Fund	0728	[**	]	[**	]
Dreyfus Premier Balanced Fund – A	0342	[**	]	[**	]
Dreyfus Premier Balanced Fund – B	0642	[**	]	[**	]
Dreyfus Premier Balanced Fund – R	0742	[**	]	[**	]
Dreyfus Premier Balanced Fund – T	0781	[**	]	[**	]
Dreyfus Premier Core Equity Fund – A	0047	[**	]	[**	]
Dreyfus Premier Core Equity – B	0941	[**	]	[**	]
Dreyfus Premier Core Equity – R	0943	[**	]	[**	]
Dreyfus Premier Core Equity – T	0944	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund – A	0318	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund - B	0228	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund - R	0718	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund – T	0766	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund – A	0345	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund - B	0645	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund – R	0745	[**	]	[**	]
Dreyfus Premier Midcap Stock Fund – A	0330	[**	]	[**	]
Dreyfus Premier MidCap Stock Fund - B	0229	[**	]	[**	]
Dreyfus Premier MidCap Stock Fund – R	0730	[**	]	[**	]
Dreyfus Premier Midcap Stock Fund – T	0731	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – A	0148	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund - B	0158	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – R	0188	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – T	0198	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – R	6109	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[**	]	[**	]
		[**	]	[**	]
The Dreyfus/Laurel Funds Trust:		[**	]	[**	]
Dreyfus Premier Core Value Fund – A	0312	[**	]	[**	]
Dreyfus Premier Core Value Fund - B	0212	[**	]	[**	]
Dreyfus Premier Core Value Fund – R	0712	[**	]	[**	]
Dreyfus Premier Core Value Fund – T	0767	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[**	]	[**	]
Dreyfus Premier Managed Income Fund – A	0349	[**	]	[**	]
Dreyfus Premier Managed Income Fund - B	0649	[**	]	[**	]
Dreyfus Premier Managed Income Fund – R	0749	[**	]	[**	]
		[**	]	[**	]
Dreyfus LifeTime Portfolios, Inc.		[**	]	[**	]
Growth Portfolio – Investor	0556	[**	]	[**	]

6

Growth Portfolio – Restricted	0756	[**	]	[**	]
Growth & Income Portfolio – Investor	0552	[**	]	[**	]
Growth & Income Portfolio – Restricted	0752	[**	]	[**	]
Income Portfolio – Investor	0555	[**	]	[**	]
Income Portfolio – Restricted	0755	[**	]	[**	]
		[**	]	[**	]
Dreyfus Midcap Index Fund, Inc.	0113	[**	]	[**	]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Equity Funds, Inc.		[**	]	[**	]
Dreyfus Premier Growth & Income Fund – A	0320	[**	]	[**	]
Dreyfus Premier Growth & Income Fund - B	0650	[**	]	[**	]
Dreyfus Premier Growth & Income Fund – R	0760	[**	]	[**	]
Dreyfus Premier Growth & Income Fund – T	0780	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Fixed Income Funds		[**	]	[**	]
Dreyfus Premier Core Bond Fund – A	0031	[**	]	[**	]
Dreyfus Premier Core Bond Fund - B	0233	[**	]	[**	]
Dreyfus Premier Core Bond Fund – R	0235	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier GNMA Fund – A	0027	[**	]	[**	]
Dreyfus Premier GNMA Fund - B	0614	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier International Funds, Inc.		[**	]	[**	]
Dreyfus Premier Greater China Fund – A	0130	[**	]	[**	]
Dreyfus Premier Greater China Fund - B	0170	[**	]	[**	]
Dreyfus Premier Greater China Fund – R	0190	[**	]	[**	]
Dreyfus Premier Greater China Fund – T	0230	[**	]	[**	]
Dreyfus Premier International Growth Fund – A	0092	[**	]	[**	]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[**	]	[**	]
Dreyfus Premier International Growth Fund, Inc. - R	0764	[**	]	[**	]
Dreyfus Premier International Growth Fund – T	0774	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Manager Funds I		[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – A	6031	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund - B	6032	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – R	6034	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – T	6035	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – A	6026	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund - B	6027	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – R	6029	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – T	6030	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – A	6016	[**	]	[**	]
Dreyfus Premier S&P STARS Fund - B	6017	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – R	6019	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – T	6020	[**	]	[**	]

7

Dreyfus Premier S&P STARS Opportunities Fund	6021	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund - R	6024	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Manager Funds II		[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – R	6003	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[**	]	[**	]
Dreyfus Premier Blue Chip Fund – B	6071	[**	]	[**	]
Dreyfus Premier Select Fund – B	6061	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – R	0272	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Opportunity Funds		[**	]	[**	]
Dreyfus Premier Consumer Fund – A	6076	[**	]	[**	]
Dreyfus Premier Consumer Fund – B	6077	[**	]	[**	]
Dreyfus Premier Consumer Fund – R	6079	[**	]	[**	]
Dreyfus Premier Consumer Fund – T	6080	[**	]	[**	]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – A†	0534	[**	]	[**	]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – T‡	0537	[**	]	[**	]
Dreyfus Premier Financial Services Fund – A	0069	[**	]	[**	]
Dreyfus Premier Financial Services Fund - B	0160	[**	]	[**	]
Dreyfus Premier Financial Services Fund – R	0162	[**	]	[**	]
Dreyfus Premier Financial Services Fund – T	0163	[**	]	[**	]
Dreyfus Premier Healthcare Fund – Class A	0091	[**	]	[**	]
Dreyfus Premier Healthcare Fund - B	0311	[**	]	[**	]
Dreyfus Premier Healthcare Fund - R	0331	[**	]	[**	]
Dreyfus Premier Healthcare Fund - T	0341	[**	]	[**	]
Dreyfus Premier Natural Leaders Fund – A	6006	[**	]	[**	]
Dreyfus Premier Natural Leaders Fund - B	6007	[**	]	[**	]
Dreyfus Premier Natural Leaders Fund – R	6009	[**	]	[**	]
Dreyfus Premier Natural Leaders Fund – T	6010	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Stock Funds		[**	]	[**	]
Dreyfus Premier International Equity Fund – A	0720	[**	]	[**	]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier International Equity Fund - B	0727	[**	]	[**	]
Dreyfus Premier International Equity Fund - R	0733	[**	]	[**	]
Dreyfus Premier International Equity Fund – T	0735	[**	]	[**	]
Dreyfus Premier International Small Cap Fund – A	0500	[**	]	[**	]
Dreyfus Premier International Small Cap Fund - B	0501	[**	]	[**	]
Dreyfus Premier International Small Cap Fund – R	0519	[**	]	[**	]
Dreyfus Premier International Small Cap Fund - T	0520	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund – A	0439	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund - B	0440	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund – R	0442	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund - T	0443	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[**	]	[**	]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – R	0210	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Value Equity Funds		[**	]	[**	]
Dreyfus Premier Value Fund – A	0037	[**	]	[**	]
Dreyfus Premier Value Fund – B	0632	[**	]	[**	]
Dreyfus Premier Value – R	0736	[**	]	[**	]
Dreyfus Premier Value Fund – T	0776	[**	]	[**	]
Dreyfus Premier International Opportunities Fund – A	0173	[**	]	[**	]
Dreyfus Premier International Opportunities Fund - B	0147	[**	]	[**	]
Dreyfus Premier International Opportunities Fund - R	0167	[**	]	[**	]
Dreyfus Premier International Opportunities Fund – T	0197	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – R	0768	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[**	]	[**	]
Dreyfus Short-Intermediate Government Fund	0542	[**	]	[**	]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[**	]	[**	]
Dreyfus U.S. Treasury Long Term Fund	0073	[**	]	[**	]
Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[**	]	[**	]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 1st day of November, 2006 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	Attorney-in-Fact	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:
Name:	William G. Goslee	Name:	William G. Goslee
Title:	Vice President	Title:	Vice President
Date:		Date:

1

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS		ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding		FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

By:		By:
Name:	Michael A. Rosenberg	Name:	Kenneth R. Christoffersen
Title:	Secretary/Assistant Secretary	Title:	Secretary
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[**	]	[**	]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – A	0522	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – B	0523	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – R	0525	[**	]	[**	]
Dreyfus Premier Future Leaders Fund – T	0526	[**	]	[**	]
Dreyfus Premier International Value Fund – A	0254	[**	]	[**	]
Dreyfus Premier International Value - B	0301	[**	]	[**	]
Dreyfus Premier International Value - R	0304	[**	]	[**	]
Dreyfus Premier International Value Fund – T	0305	[**	]	[**	]
Dreyfus Premier Midcap Value Fund – A	0017	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - B	6110	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - R	6112	[**	]	[**	]
Dreyfus Premier Midcap Value Fund - T	6113	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund – R	0661	[**	]	[**	]
Dreyfus Premier Select Midcap Growth Fund – T	0684	[**	]	[**	]

*

The Fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Premier Small Company Growth Fund – A	0771	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund – B	0772	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund – R	0775	[**	]	[**	]
Dreyfus Premier Small Company Growth Fund - T	0777	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – A	0257	[**	]	[**	]
Dreyfus Premier Strategic Value Fund - B	0666	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – R	0668	[**	]	[**	]
Dreyfus Premier Strategic Value Fund – T	0669	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – A	0134	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value - B	0135	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – R	0137	[**	]	[**	]
Dreyfus Premier Structured Large Cap Value – T	0138	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – A	0936	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund - B	0937	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – R	0939	[**	]	[**	]
Dreyfus Premier Structured Midcap Fund – T	0940	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – A	0255	[**	]	[**	]
Dreyfus Premier Technology Growth Fund - B	0260	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – R	0262	[**	]	[**	]
Dreyfus Premier Technology Growth Fund – T	0263	[**	]	[**	]
Dreyfus Small Company Value Fund (closed)	0253	[**	]	[**	]
		[**	]	[**	]
Dreyfus A Bonds Plus, Inc.	0084	[**	]	[**	]
Dreyfus Appreciation Fund, Inc.	0141	[**	]	[**	]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[**	]	[**	]
		[**	]	[**	]
Dreyfus Bond Funds, Inc.		[**	]	[**	]
Dreyfus Premier High Income Fund – A	0115	[**	]	[**	]
Dreyfus Premier High Income Fund – B	0800	[**	]	[**	]
Dreyfus Premier High Income Fund – R	0482	[**	]	[**	]
		[**	]	[**	]
Dreyfus Cash Management – Participant Shares	0596	[**	]	[**	]
		[**	]	[**	]
Dreyfus Founders Funds, Inc.		[**	]	[**	]
Dreyfus Founders Balanced Fund – A	0086	[**	]	[**	]
Dreyfus Founders Balanced Fund – B	0087	[**	]	[**	]
Dreyfus Founders Balanced Fund – R	0089	[**	]	[**	]
Dreyfus Founders Balanced Fund – T	0090	[**	]	[**	]
Dreyfus Founders Discovery Fund – A	0182	[**	]	[**	]
Dreyfus Founders Discovery Fund – B	0183	[**	]	[**	]
Dreyfus Founders Discovery Fund – R	0185	[**	]	[**	]
Dreyfus Founders Discovery Fund – T	0186	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – A	0275	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – B	0276	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – R	0278	[**	]	[**	]
Dreyfus Founders Equity Growth Fund – T	0279	[**	]	[**	]
Dreyfus Founders Growth Fund – A	0213	[**	]	[**	]

4

Dreyfus Founders Growth Fund – B	0214	[**	]	[**	]
Dreyfus Founders Growth Fund – R	0216	[**	]	[**	]
Dreyfus Founders Growth Fund – T	0217	[**	]	[**	]
Dreyfus Founders International Equity Fund – A	0360	[**	]	[**	]
Dreyfus Founders International Equity Fund – B	0361	[**	]	[**	]
Dreyfus Founders International Equity Fund – R	0363	[**	]	[**	]
Dreyfus Founders International Equity Fund – T	0364	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – B	0292	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – R	0294	[**	]	[**	]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[**	]	[**	]
Dreyfus Founders Passport Fund – A	0281	[**	]	[**	]
Dreyfus Founders Passport Fund – B	0282	[**	]	[**	]
Dreyfus Founders Passport Fund – R	0284	[**	]	[**	]
Dreyfus Founders Passport Fund – T	0285	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – A	0351	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – B	0352	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – R	0354	[**	]	[**	]
Dreyfus Founders Worldwide Growth Fund – T	0355	[**	]	[**	]
		[**	]	[**	]
The Dreyfus Fund Incorporated	0026	[**	]	[**	]
Dreyfus GNMA Fund, Inc.	0265	[**	]	[**	]
Dreyfus Growth and Income Fund, Inc.	0010	[**	]	[**	]
Dreyfus Growth Opportunity Fund, Inc.	0018	[**	]	[**	]
		[**	]	[**	]
Dreyfus High Yield Strategies Fund	0430	[**	]	[**	]
		[**	]	[**	]
Dreyfus Index Fund, Inc.		[**	]	[**	]
Dreyfus International Stock Index Fund	0079	[**	]	[**	]
Dreyfus S&P 500 Index Fund	0078	[**	]	[**	]
Dreyfus Small Cap Stock Index Fund	0077	[**	]	[**	]
		[**	]	[**	]
Dreyfus Investment Grade Funds, Inc.		[**	]	[**	]
Dreyfus Intermediate Term Income Fund – Institutional	0074	[**	]	[**	]
Dreyfus Intermediate Term Income Fund – Investor	0082	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund – A	0103	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund - B	0110	[**	]	[**	]
Dreyfus Premier Short-Term Income Fund - D	0083	[**	]	[**	]
Dreyfus Premier Yield Advantage Fund – A	0200	[**	]	[**	]
Dreyfus Premier Yield Advantage Fund - B	0221	[**	]	[**	]
		[**	]	[**	]
Dreyfus International Funds, Inc.		[**	]	[**	]
Dreyfus Premier Emerging Markets Fund – A	0327	[**	]	[**	]
		[**	]	[**	]
The Dreyfus/Laurel Funds, Inc.		[**	]	[**	]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[**	]	[**	]
Dreyfus Bond Market Index Fund – Investor	0310	[**	]	[**	]

5

Dreyfus Bond Market Index Fund – BASIC	0710	[**	]	[**	]
Dreyfus Disciplined Stock Fund	0728	[**	]	[**	]
Dreyfus Premier Balanced Fund – A	0342	[**	]	[**	]
Dreyfus Premier Balanced Fund – B	0642	[**	]	[**	]
Dreyfus Premier Balanced Fund – R	0742	[**	]	[**	]
Dreyfus Premier Balanced Fund – T	0781	[**	]	[**	]
Dreyfus Premier Core Equity Fund – A	0047	[**	]	[**	]
Dreyfus Premier Core Equity – B	0941	[**	]	[**	]
Dreyfus Premier Core Equity – R	0943	[**	]	[**	]
Dreyfus Premier Core Equity – T	0944	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund – A	0318	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund - B	0228	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund - R	0718	[**	]	[**	]
Dreyfus Premier Large Company Stock Fund – T	0766	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund – A	0345	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund - B	0645	[**	]	[**	]
Dreyfus Premier Limited Term Income Fund – R	0745	[**	]	[**	]
Dreyfus Premier Midcap Stock Fund – A	0330	[**	]	[**	]
Dreyfus Premier MidCap Stock Fund - B	0229	[**	]	[**	]
Dreyfus Premier MidCap Stock Fund – R	0730	[**	]	[**	]
Dreyfus Premier Midcap Stock Fund – T	0731	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – A	0148	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund - B	0158	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – R	0188	[**	]	[**	]
Dreyfus Premier Small Cap Value Fund – T	0198	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – R	6109	[**	]	[**	]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[**	]	[**	]
		[**	]	[**	]
The Dreyfus/Laurel Funds Trust:		[**	]	[**	]
Dreyfus Premier Core Value Fund – A	0312	[**	]	[**	]
Dreyfus Premier Core Value Fund - B	0212	[**	]	[**	]
Dreyfus Premier Core Value Fund – R	0712	[**	]	[**	]
Dreyfus Premier Core Value Fund – T	0767	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[**	]	[**	]
Dreyfus Premier Limited Term High Yield Fund - R	0759	[**	]	[**	]
Dreyfus Premier Managed Income Fund – A	0349	[**	]	[**	]
Dreyfus Premier Managed Income Fund - B	0649	[**	]	[**	]
Dreyfus Premier Managed Income Fund – R	0749	[**	]	[**	]
		[**	]	[**	]
Dreyfus LifeTime Portfolios, Inc.		[**	]	[**	]
Growth Portfolio – Investor	0556	[**	]	[**	]

6

Growth Portfolio – Restricted	0756	[**	]	[**	]
Growth & Income Portfolio – Investor	0552	[**	]	[**	]
Growth & Income Portfolio – Restricted	0752	[**	]	[**	]
Income Portfolio – Investor	0555	[**	]	[**	]
Income Portfolio – Restricted	0755	[**	]	[**	]
		[**	]	[**	]
Dreyfus Midcap Index Fund, Inc.	0113	[**	]	[**	]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Equity Funds, Inc.		[**	]	[**	]
Dreyfus Premier Growth & Income Fund – A	0320	[**	]	[**	]
Dreyfus Premier Growth & Income Fund - B	0650	[**	]	[**	]
Dreyfus Premier Growth & Income Fund – R	0760	[**	]	[**	]
Dreyfus Premier Growth & Income Fund – T	0780	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Fixed Income Funds		[**	]	[**	]
Dreyfus Premier Core Bond Fund – A	0031	[**	]	[**	]
Dreyfus Premier Core Bond Fund - B	0233	[**	]	[**	]
Dreyfus Premier Core Bond Fund – R	0235	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier GNMA Fund – A	0027	[**	]	[**	]
Dreyfus Premier GNMA Fund - B	0614	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier International Funds, Inc.		[**	]	[**	]
Dreyfus Premier Greater China Fund – A	0130	[**	]	[**	]
Dreyfus Premier Greater China Fund - B	0170	[**	]	[**	]
Dreyfus Premier Greater China Fund – R	0190	[**	]	[**	]
Dreyfus Premier Greater China Fund – T	0230	[**	]	[**	]
Dreyfus Premier International Growth Fund – A	0092	[**	]	[**	]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[**	]	[**	]
Dreyfus Premier International Growth Fund, Inc. - R	0764	[**	]	[**	]
Dreyfus Premier International Growth Fund – T	0774	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Manager Funds I		[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – A	6031	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund - B	6032	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – R	6034	[**	]	[**	]
Dreyfus Premier Alpha Growth Fund – T	6035	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – A	6026	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund - B	6027	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – R	6029	[**	]	[**	]
Dreyfus Premier Intrinsic Value Fund – T	6030	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – A	6016	[**	]	[**	]
Dreyfus Premier S&P STARS Fund - B	6017	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – R	6019	[**	]	[**	]
Dreyfus Premier S&P STARS Fund – T	6020	[**	]	[**	]

7

Dreyfus Premier S&P STARS Opportunities Fund - Class A	6021	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund - R	6024	[**	]	[**	]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Manager Funds II		[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – R	6003	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[**	]	[**	]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[**	]	[**	]
Dreyfus Premier Blue Chip Fund – A	6070	[**	]	[**	]
Dreyfus Premier Blue Chip Fund – B	6071	[**	]	[**	]
Dreyfus Premier Select Fund – B	6061	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – R	0272	[**	]	[**	]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Opportunity Funds		[**	]	[**	]
Dreyfus Premier Consumer Fund – A	6076	[**	]	[**	]
Dreyfus Premier Consumer Fund – B	6077	[**	]	[**	]
Dreyfus Premier Consumer Fund – R	6079	[**	]	[**	]
Dreyfus Premier Consumer Fund – T	6080	[**	]	[**	]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – A†	0534	[**	]	[**	]
Dreyfus Premier Enterprise Fund (formerly, Dreyfus Premier Micro-Cap Growth Fund) – T‡	0537	[**	]	[**	]
Dreyfus Premier Financial Services Fund – A	0069	[**	]	[**	]
Dreyfus Premier Financial Services Fund - B	0160	[**	]	[**	]
Dreyfus Premier Financial Services Fund – R	0162	[**	]	[**	]
Dreyfus Premier Financial Services Fund – T	0163	[**	]	[**	]
Dreyfus Premier Healthcare Fund – Class A	0091	[**	]	[**	]
Dreyfus Premier Healthcare Fund - B	0311	[**	]	[**	]
Dreyfus Premier Healthcare Fund - R	0331	[**	]	[**	]
Dreyfus Premier Healthcare Fund - T	0341	[**	]	[**	]
Dreyfus Premier Natural Resources Fund – A (formerly, “Dreyfus Premier Natural Leaders Fund-A”)	6006	[**	]	[**	]
Dreyfus Premier Natural Resources Fund – B (formerly, “Dreyfus Premier Natural Leaders Fund-B”)	6007	[**	]	[**	]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier Natural Resources Fund – R (formerly, “Dreyfus Premier Natural Leaders Fund-R”)	6009	[**	]	[**	]
Dreyfus Premier Natural Resources Fund – T (formerly, “Dreyfus Premier Natural Leaders Fund-T”)	6010	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Stock Funds		[**	]	[**	]
Dreyfus Premier International Equity Fund – A	0720	[**	]	[**	]
Dreyfus Premier International Equity Fund - B	0727	[**	]	[**	]
Dreyfus Premier International Equity Fund - R	0733	[**	]	[**	]
Dreyfus Premier International Equity Fund – T	0735	[**	]	[**	]
Dreyfus Premier International Small Cap Fund – A	0500	[**	]	[**	]
Dreyfus Premier International Small Cap Fund - B	0501	[**	]	[**	]
Dreyfus Premier International Small Cap Fund – R	0519	[**	]	[**	]
Dreyfus Premier International Small Cap Fund - T	0520	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund – A	0439	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund - B	0440	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund – R	0442	[**	]	[**	]
Dreyfus Premier Small Cap Equity Fund - T	0443	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[**	]	[**	]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – R	0210	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[**	]	[**	]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Value Equity Funds		[**	]	[**	]
Dreyfus Premier Value Fund – A	0037	[**	]	[**	]
Dreyfus Premier Value Fund – B	0632	[**	]	[**	]
Dreyfus Premier Value – R	0736	[**	]	[**	]
Dreyfus Premier Value Fund – T	0776	[**	]	[**	]
Dreyfus Premier International Opportunities Fund – A	0173	[**	]	[**	]
Dreyfus Premier International Opportunities Fund - B	0147	[**	]	[**	]
Dreyfus Premier International Opportunities Fund - R	0167	[**	]	[**	]
Dreyfus Premier International Opportunities Fund – T	0197	[**	]	[**	]
		[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – R	0768	[**	]	[**	]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[**	]	[**	]
Dreyfus Short-Intermediate Government Fund	0542	[**	]	[**	]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[**	]	[**	]
Dreyfus U.S. Treasury Long Term Fund	0073	[**	]	[**	]
Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[**	]	[**	]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SEVENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B attached hereto (the “Agreement”), is hereby amended, as follows:

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 15th day of July, 2007 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	Attorney-in-Fact	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:
Name: William G. Goslee		Name:	William G. Goslee
Title: Vice President		Title:	Vice President
Date:		Date:

1

THE DREYFUS CORPORATION		DREYFUS SERVICE CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B (excluding Dreyfus Founders Funds, Inc.)		ON BEHALF OF DREYFUS FOUNDERS FUNDS, INC.

By:		By:
Name: Michael A. Rosenberg		Name:	Kenneth R. Christoffersen
Title: Secretary/Assistant Secretary		Title:	Secretary
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Midcap Value Fund (closed to new Investors 1/2002)	0258	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – A	0522	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – B	0523	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – I	0525	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – T	0526	[	**]	[	**]
Dreyfus Premier International Value Fund – A	0254	[	**]	[	**]
Dreyfus Premier International Value - B	0301	[	**]	[	**]
Dreyfus Premier International Value - I	0304	[	**]	[	**]
Dreyfus Premier International Value Fund – T	0305	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – A	0017	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - B	6110	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - I	6112	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - T	6113	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – I	0661	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – T	0684	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Premier Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Premier Strategic Value Fund - B	0666	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – T	0669	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – A	0134	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value - B	0135	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – I	0137	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – T	0138	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund - B	0937	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – T	0940	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Premier Technology Growth Fund - B	0260	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – T	0263	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus A Bonds Plus, Inc.	0084	[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Bond Funds, Inc.		[	**]	[	**]
Dreyfus Premier High Income Fund – A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund – B	0800	[	**]	[	**]
Dreyfus Premier High Income Fund – I	0482	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Founders Funds, Inc.		[	**]	[	**]
Dreyfus Founders Balanced Fund – A	0086	[	**]	[	**]
Dreyfus Founders Balanced Fund – B	0087	[	**]	[	**]
Dreyfus Founders Balanced Fund – I	0089	[	**]	[	**]
Dreyfus Founders Balanced Fund – T	0090	[	**]	[	**]
Dreyfus Founders Discovery Fund – A	0182	[	**]	[	**]
Dreyfus Founders Discovery Fund – B	0183	[	**]	[	**]
Dreyfus Founders Discovery Fund – I	0185	[	**]	[	**]
Dreyfus Founders Discovery Fund – T	0186	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – B	0276	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – T	0279	[	**]	[	**]
Dreyfus Founders Growth Fund – A	0213	[	**]	[	**]
Dreyfus Founders Growth Fund – B	0214	[	**]	[	**]
Dreyfus Founders Growth Fund – I	0216	[	**]	[	**]
Dreyfus Founders Growth Fund – T	0217	[	**]	[	**]
Dreyfus Founders International Equity Fund – A	0360	[	**]	[	**]
Dreyfus Founders International Equity Fund – B	0361	[	**]	[	**]

4

Dreyfus Founders International Equity Fund – I	0363	[	**]	[	**]
Dreyfus Founders International Equity Fund – T	0364	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – B	0292	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – I	0294	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[	**]	[	**]
Dreyfus Founders Passport Fund – A	0281	[	**]	[	**]
Dreyfus Founders Passport Fund – B	0282	[	**]	[	**]
Dreyfus Founders Passport Fund – I	0284	[	**]	[	**]
Dreyfus Founders Passport Fund – T	0285	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – B	0352	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – I	0354	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Intermediate Term Income Fund – Institutional	0074	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – Investor	0082	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - B	0110	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - D	0083	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund - B	0221	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund – D	0056	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Premier Emerging Markets Fund – A	0327	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Premier Balanced Fund – A	0342	[	**]	[	**]
Dreyfus Premier Balanced Fund – B	0642	[	**]	[	**]
Dreyfus Premier Balanced Fund – I	0742	[	**]	[	**]
Dreyfus Premier Balanced Fund – T	0781	[	**]	[	**]
Dreyfus Premier Core Equity Fund – A	0047	[	**]	[	**]

5

Dreyfus Premier Core Equity – B	0941	[	**]	[	**]
Dreyfus Premier Core Equity – I	0943	[	**]	[	**]
Dreyfus Premier Core Equity – T	0944	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – A	0318	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund — B	0228	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund — I	0718	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – T	0766	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – A	0345	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund — B	0645	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – I	0745	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – A	0330	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund — B	0229	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund – I	0730	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – T	0731	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund — B	0158	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – T (closed to new investors 1/9/06)	0198	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund — B	0159	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – I	6109	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Premier Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Premier Core Value Fund — B	0212	[	**]	[	**]
Dreyfus Premier Core Value Fund – I	0712	[	**]	[	**]
Dreyfus Premier Core Value Fund – T	0767	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund – A (formerly, Dreyfus Premier Limited Term High Income Fund)	0029	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - I	0759	[	**]	[	**]
Dreyfus Premier Managed Income Fund – A	0349	[	**]	[	**]
Dreyfus Premier Managed Income Fund - B	0649	[	**]	[	**]
Dreyfus Premier Managed Income Fund – I	0749	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth Portfolio – Investor	0556	[	**]	[	**]
Growth Portfolio – Restricted	0756	[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
Income Portfolio – Investor	0555	[	**]	[	**]
Income Portfolio – Restricted	0755	[	**]	[	**]

6

		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Equity Funds, Inc.		[	**]	[	**]
Dreyfus Premier Growth & Income Fund – A	0320	[	**]	[	**]
Dreyfus Premier Growth & Income Fund - B	0650	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – I	0760	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – T	0780	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Fixed Income Funds		[	**]	[	**]
Dreyfus Premier Core Bond Fund – A	0031	[	**]	[	**]
Dreyfus Premier Core Bond Fund - B	0233	[	**]	[	**]
Dreyfus Premier Core Bond Fund – I	0235	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund – A	6100	[	**]	[	**]
Dreyfus Premier GNMA Fund - B	6163	[	**]	[	**]
Dreyfus Premier GNMA Fund - Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier International Funds, Inc.		[	**]	[	**]
Dreyfus Premier Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Premier Greater China Fund - B	0170	[	**]	[	**]
Dreyfus Premier Greater China Fund – I	0190	[	**]	[	**]
Dreyfus Premier Greater China Fund – T	0230	[	**]	[	**]
Dreyfus Premier International Growth Fund – A	0092	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - I	0764	[	**]	[	**]
Dreyfus Premier International Growth Fund – T	0774	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Manager Funds I		[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund - B	6032	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – I	6034	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – T	6035	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund - B	6027	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – I	6029	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus Premier S&P STARS Fund - B	6017	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – T	6020	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund-Class A	6021	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[	**]	[	**]

7

Dreyfus Premier S&P STARS Opportunities Fund - I	6024	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Manager Funds II		[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Opportunity Funds		[	**]	[	**]
Dreyfus Premier Enterprise Fund – A†	0534	[	**]	[	**]
Dreyfus Premier Enterprise Fund – T‡	0537	[	**]	[	**]
Dreyfus Premier Healthcare Fund – A	0091	[	**]	[	**]
Dreyfus Premier Healthcare Fund – B	0311	[	**]	[	**]
Dreyfus Premier Healthcare Fund – I	0331	[	**]	[	**]
Dreyfus Premier Healthcare Fund - T	0341	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – B	6007	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – I	6009	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – T	6010	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Stock Funds		[	**]	[	**]
Dreyfus Premier International Equity Fund – A (closed to new investors – will REOPEN on 8/1/07)	0720	[	**]	[	**]
Dreyfus Premier International Equity Fund – B	0727	[	**]	[	**]
Dreyfus Premier International Equity Fund - I (closed to new investors – will REOPEN on 8/1/07)	0733	[	**]	[	**]
Dreyfus Premier International Equity Fund – T (closed to new investors – will REOPEN on 8/1/07)	0735	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – A	0500	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - B	0501	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – I	0519	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - T	0520	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – A (closed to new investors – will REOPEN on 8/1/07)	0439	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – B	0440	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – I (closed to new investors – will REOPEN on 8/1/07)	0442	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - T Closed to new investors – will REOPEN on 8/1/07)	0443	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[	**]	[	**]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[	**]	[	**]

†	Not available for inclusion in 401(k) plans.
‡	Not available for inclusion in 401(k) plans.

8

Dreyfus Premier Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – I	0768	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. - B	0270	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[	**]	[	**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EIGHTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation , The Dreyfus Corporation, a New York corporation, and Dreyfus Service Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Agreement”), is hereby amended, as follows:

1.

MBSC Securities Corporation replaces Dreyfus Service Corporation in the recital paragraph as a party to the Agreement, and all references to “Dreyfus” in the Agreement shall be deemed to refer to MBSC Securities Corporation.

Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed as of this 30th day of May, 2008 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	AVP-Investment Offerings	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE		NATIONWIDE LIFE AND ANNUITY
COMPANY		INSURANCE COMPANY

By:		By:
Name:	Karen R. Colvin	Name:	Karen R. Colvin
Title:	AVP-Investment Offerings	Title:	AVP-Investment Offerings
Date:		Date:

1

THE DREYFUS CORPORATION		MBSC SECURITIES CORPORATION

By:		By:
Name:	Gary R. Pierce	Name:	Gary R. Pierce
Title:	Controller	Title:	Chief Financial Officer
Date:		Date:

ON BEHALF OF THOSE FUNDS		ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding		FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

By:		By:
Name:	Michael A. Rosenberg	Name:	Kenneth R. Christoffersen
Title:	Secretary	Title:	Vice President
Date:		Date:

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - A	0258	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – I	6230	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – T	6231	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – A	0522	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – B	0523	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – I	0525	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – T	0526	[	**]	[	**]
Dreyfus Premier International Value Fund – A	0254	[	**]	[	**]
Dreyfus Premier International Value - B	0301	[	**]	[	**]
Dreyfus Premier International Value - I	0304	[	**]	[	**]
Dreyfus Premier International Value Fund – T	0305	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund - B	0630	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – I	0661	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – T	0684	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Premier Strategic Value Fund - B	0666	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – I	0668	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Premier Strategic Value Fund – T	0669	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – A	0134	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value - B	0135	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – I	0137	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – T	0138	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund - B	0937	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – T	0940	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Premier Technology Growth Fund - B	0260	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – T	0263	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Bond Funds, Inc.		[	**]	[	**]
Dreyfus Premier High Income Fund – A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund – B	0800	[	**]	[	**]
Dreyfus Premier High Income Fund – I	0482	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Founders Funds, Inc.		[	**]	[	**]
Dreyfus Founders Balanced Fund – T	0090	[	**]	[	**]
Dreyfus Founders Discovery Fund – A	0182	[	**]	[	**]
Dreyfus Founders Discovery Fund – B	0183	[	**]	[	**]
Dreyfus Founders Discovery Fund – I	0185	[	**]	[	**]
Dreyfus Founders Discovery Fund – T	0186	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – B	0276	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – T	0279	[	**]	[	**]
Dreyfus Founders Growth Fund – A	0213	[	**]	[	**]
Dreyfus Founders Growth Fund – B	0214	[	**]	[	**]
Dreyfus Founders Growth Fund – I	0216	[	**]	[	**]
Dreyfus Founders Growth Fund – T	0217	[	**]	[	**]
Dreyfus Founders International Equity Fund – A	0360	[	**]	[	**]
Dreyfus Founders International Equity Fund – B	0361	[	**]	[	**]
Dreyfus Founders International Equity Fund – I	0363	[	**]	[	**]
Dreyfus Founders International Equity Fund – T	0364	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – B	0292	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – I	0294	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[	**]	[	**]
Dreyfus Founders Passport Fund – A	0281	[	**]	[	**]

4

Dreyfus Founders Passport Fund – B	0282	[	**]	[	**]
Dreyfus Founders Passport Fund – I	0284	[	**]	[	**]
Dreyfus Founders Passport Fund – T	0285	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – B	0352	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – I	0354	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Premier Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Premier Intermediate Term Income Fund – B	6227	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund – B	0110	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - D	0083	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund - B	0221	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund – D	0056	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Premier Emerging Markets Fund – A	0327	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Premier Balanced Fund – A	0342	[	**]	[	**]
Dreyfus Premier Balanced Fund – B	0642	[	**]	[	**]
Dreyfus Premier Balanced Fund – I	0742	[	**]	[	**]
Dreyfus Premier Balanced Fund – T	0781	[	**]	[	**]
Dreyfus Premier Core Equity Fund – A	0047	[	**]	[	**]

5

Dreyfus Premier Core Equity – B	0941	[	**]	[	**]
Dreyfus Premier Core Equity – I	0943	[	**]	[	**]
Dreyfus Premier Core Equity – T	0944	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – A	0318	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - B	0228	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - I	0718	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – T	0766	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – A	0345	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund - B	0645	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – I	0745	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – A	0330	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund - B	0229	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund – I	0730	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – T	0731	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – B	0158	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – T (closed to new investors 1/9/06)	0198	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund - B	0159	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – I	6109	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Premier Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Premier Core Value Fund - B	0212	[	**]	[	**]
Dreyfus Premier Core Value Fund – I	0712	[	**]	[	**]
Dreyfus Premier Core Value Fund – T	0767	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund – A	0029	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - B	0269	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - I	0759	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth Portfolio – Investor	0556	[	**]	[	**]
Growth Portfolio – Restricted	0756	[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
Income Portfolio – Investor	0555	[	**]	[	**]
Income Portfolio – Restricted	0755	[	**]	[	**]
		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]

6

		[	**]	[	**]
Dreyfus Premier Equity Funds, Inc.		[	**]	[	**]
Dreyfus Premier Growth & Income Fund – A	0320	[	**]	[	**]
Dreyfus Premier Growth & Income Fund - B	0650	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – I	0760	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – T	0780	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund – A	6100	[	**]	[	**]
Dreyfus Premier GNMA Fund - B	6163	[	**]	[	**]
Dreyfus Premier GNMA Fund - Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Premier Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Premier Greater China Fund - B	0170	[	**]	[	**]
Dreyfus Premier Greater China Fund – I	0190	[	**]	[	**]
Dreyfus Premier Greater China Fund – T	0230	[	**]	[	**]
Dreyfus Premier International Growth Fund – A	0092	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - B	0633	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - I	0764	[	**]	[	**]
Dreyfus Premier International Growth Fund – T	0774	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Manager Funds I		[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund - B	6032	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – I	6034	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – T	6035	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund - B	6027	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – I	6029	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus Premier S&P STARS Fund - B	6017	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – T	6020	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund-Class A	6021	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - B	6022	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - I	6024	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Manager Funds II		[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund - B	6001	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – I	6003	[	**]	[	**]

7

Dreyfus Premier Balanced Opportunity Fund – T	6004	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Opportunity Funds		[	**]	[	**]
Dreyfus Premier Enterprise Fund – A	0534	[	**]	[	**]
Dreyfus Premier Enterprise Fund – T	0537	[	**]	[	**]
Dreyfus Premier Healthcare Fund – A	0091	[	**]	[	**]
Dreyfus Premier Healthcare Fund – B	0311	[	**]	[	**]
Dreyfus Premier Healthcare Fund – I	0331	[	**]	[	**]
Dreyfus Premier Healthcare Fund - T	0341	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – B	6007	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – I	6009	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – T	6010	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Stock Funds		[	**]	[	**]
Dreyfus Premier International Equity Fund – A	0720	[	**]	[	**]
Dreyfus Premier International Equity Fund – B	0727	[	**]	[	**]
Dreyfus Premier International Equity Fund – I	0733	[	**]	[	**]
Dreyfus Premier International Equity Fund – T	0735	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – A	0500	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - B	0501	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – I	0519	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - T	0520	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – B	0440	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – I	0442	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[	**]	[	**]
The Dreyfus Premier Third Century Fund, Inc. - B	0208	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. - B	0628	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – I	0768	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]

8

Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – B	0270	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – I	6013	[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – T	6014	[	**]	[	**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NINTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 (the “Agreement”) among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation (collectively, the “Service Provider”), The Dreyfus Corporation, a New York corporation, and MBSC Securities Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Funds”), is hereby amended, as follows:

1.	Section “18. Notice” of the Agreement is updated with the following information for Service Provider:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, Ohio 43215

Attention: AVP – NF Investment Offerings

2.	Effective as of December 31, 2008, Addendum 1 and all references to the “Wrap Program” are hereby removed from the Agreement.

3.	Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

REMAINDER OF THE PAGE INTENTIONALLY BLANK

SIGNATURES FOLLOW

1

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party and is effective as of October 1, 2008.

NATIONWIDE FINANCIAL SERVICES,	NATIONWIDE INVESTMENT
INC.	SERVICES CORPORATION

By:	By:
Name: Karen R. Colvin	Name: Karen R. Colvin
Title: AVP – NF Investment Offerings	Title: Vice President

NATIONWIDE LIFE INSURANCE	NATIONWIDE LIFE AND ANNUITY
COMPANY	INSURANCE COMPANY

By:	By:
Name: Karen R. Colvin	Name: Karen R. Colvin
Title: AVP – NF Investment Offerings	Title: AVP – NF Investment Offerings

THE DREYFUS CORPORATION	MBSC SECURITIES CORPORATION

By:	By:
Name: Gary R. Pierce	Name: Gary R. Pierce
Title: Controller	Title: Chief Financial Officer

ON BEHALF OF THOSE FUNDS	ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding	FOUNDERS FUNDS, INC.
Dreyfus Founders Funds, Inc.)

By:
By:	Name: Kenneth R. Christoffersen
Name: Michael A. Rosenberg	Title: Vice President
Title: Secretary

2

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Premier Midcap Value Fund - A	0258	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – I	6230	[	**]	[	**]
Dreyfus Premier Midcap Value Fund – T	6231	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – A	0522	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – I	0525	[	**]	[	**]
Dreyfus Premier Future Leaders Fund – T	0526	[	**]	[	**]
Dreyfus Premier International Value Fund – A	0254	[	**]	[	**]
Dreyfus Premier International Value - I	0304	[	**]	[	**]
Dreyfus Premier International Value Fund – T	0305	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – A	0600	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – I	0661	[	**]	[	**]
Dreyfus Premier Select Midcap Growth Fund – T	0684	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Premier Strategic Value Fund – T	0669	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – A	0134	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – I	0137	[	**]	[	**]
Dreyfus Premier Structured Large Cap Value – T	0138	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Dreyfus Premier Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Premier Structured Midcap Fund – T	0940	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Premier Technology Growth Fund – T	0263	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Bond Funds, Inc.		[	**]	[	**]
Dreyfus Premier High Income Fund – A	0115	[	**]	[	**]
Dreyfus Premier High Income Fund – I	0482	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Founders Funds, Inc.		[	**]	[	**]
Dreyfus Founders Discovery Fund – A	0182	[	**]	[	**]
Dreyfus Founders Discovery Fund – I	0185	[	**]	[	**]
Dreyfus Founders Discovery Fund – T	0186	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Founders Equity Growth Fund – T	0279	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – I	0294	[	**]	[	**]
Dreyfus Founders Mid Cap Growth Fund – T	0295	[	**]	[	**]
Dreyfus Founders Passport Fund – A	0281	[	**]	[	**]
Dreyfus Founders Passport Fund – I	0284	[	**]	[	**]
Dreyfus Founders Passport Fund – T	0285	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – A	0351	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – I	0354	[	**]	[	**]
Dreyfus Founders Worldwide Growth Fund – T	0355	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Growth Opportunity Fund, Inc.	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]

4

		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Premier Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
Dreyfus Premier Short-Term Income Fund - D	0083	[	**]	[	**]
Dreyfus Premier Yield Advantage Fund – D	0056	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Premier Emerging Markets Fund – A	0327	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Premier Balanced Fund – A	0342	[	**]	[	**]
Dreyfus Premier Balanced Fund – I	0742	[	**]	[	**]
Dreyfus Premier Balanced Fund – T	0781	[	**]	[	**]
Dreyfus Premier Core Equity Fund – A	0047	[	**]	[	**]
Dreyfus Premier Core Equity – I	0943	[	**]	[	**]
Dreyfus Premier Core Equity – T	0944	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – A	0318	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund - I	0718	[	**]	[	**]
Dreyfus Premier Large Company Stock Fund – T	0766	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – A	0345	[	**]	[	**]
Dreyfus Premier Limited Term Income Fund – I	0745	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – A	0330	[	**]	[	**]
Dreyfus Premier MidCap Stock Fund – I	0730	[	**]	[	**]
Dreyfus Premier Midcap Stock Fund – T	0731	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Premier Small Cap Value Fund – T (closed to new investors 1/9/06)	0198	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – I	6109	[	**]	[	**]
Dreyfus Premier Tax Managed Growth Fund – T	0199	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Premier Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Premier Core Value Fund – I	0712	[	**]	[	**]
Dreyfus Premier Core Value Fund – T	0767	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund – A	0029	[	**]	[	**]
Dreyfus Premier Limited Term High Yield Fund - I	0759	[	**]	[	**]

5

		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth Portfolio – Investor	0556	[	**]	[	**]
Growth Portfolio – Restricted	0756	[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
Income Portfolio – Investor	0555	[	**]	[	**]
Income Portfolio – Restricted	0755	[	**]	[	**]
		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Equity Funds, Inc.		[	**]	[	**]
Dreyfus Premier Growth & Income Fund – A	0320	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – I	0760	[	**]	[	**]
Dreyfus Premier Growth & Income Fund – T	0780	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund – A	6100	[	**]	[	**]
Dreyfus Premier GNMA Fund - Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Premier Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Premier Greater China Fund – I	0190	[	**]	[	**]
Dreyfus Premier Greater China Fund – T	0230	[	**]	[	**]
Dreyfus Premier International Growth Fund – A	0092	[	**]	[	**]
Dreyfus Premier International Growth Fund, Inc. - I	0764	[	**]	[	**]
Dreyfus Premier International Growth Fund – T	0774	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Manager Funds I		[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – I	6034	[	**]	[	**]
Dreyfus Premier Alpha Growth Fund – T	6035	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – A	6026	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – I	6029	[	**]	[	**]
Dreyfus Premier Intrinsic Value Fund – T	6030	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus Premier S&P STARS Fund – T	6020	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund- Class A	6021	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund - I	6024	[	**]	[	**]
Dreyfus Premier S&P STARS Opportunities Fund – T	6025	[	**]	[	**]
		[	**]	[	**]

6

Dreyfus Premier Manager Funds II		[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – T	6004	[	**]	[	**]
Dreyfus Premier Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Opportunity Funds		[	**]	[	**]
Dreyfus Premier Enterprise Fund – A	0534	[	**]	[	**]
Dreyfus Premier Enterprise Fund – T	0537	[	**]	[	**]
Dreyfus Premier Healthcare Fund – A	0091	[	**]	[	**]
Dreyfus Premier Healthcare Fund – I	0331	[	**]	[	**]
Dreyfus Premier Healthcare Fund - T	0341	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – I	6009	[	**]	[	**]
Dreyfus Premier Natural Resources Fund – T	6010	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Stock Funds		[	**]	[	**]
Dreyfus Premier International Equity Fund – A	0720	[	**]	[	**]
Dreyfus Premier International Equity Fund – I	0733	[	**]	[	**]
Dreyfus Premier International Equity Fund – T	0735	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – A	0500	[	**]	[	**]
Dreyfus Premier International Small Cap Fund – I	0519	[	**]	[	**]
Dreyfus Premier International Small Cap Fund - T	0520	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund – I	0442	[	**]	[	**]
Dreyfus Premier Small Cap Equity Fund - T	0443	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – A	0207	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – T	0211	[	**]	[	**]
Dreyfus Premier Third Century Fund, Inc. – Z	0035	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – A	0070	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – I	0768	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc. – T	0778	[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Premier New Leaders Fund, Inc. – T	0274	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – I	6013	[	**]	[	**]
Dreyfus Premier U.S. Equity Fund – T	6014	[	**]	[	**]

7

TENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 (the “Agreement”) among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation (collectively, the “Service Provider”), The Dreyfus Corporation, a New York corporation, and MBSC Securities Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Funds”), is hereby amended, as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party and is effective as of May 1, 2009.

NATIONWIDE FINANCIAL SERVICES,	NATIONWIDE INVESTMENT
INC.	SERVICES CORPORATION

By:	By:
Name: Karen R. Colvin	Name: Karen R. Colvin
Title: AVP – NF Investment Offerings	Title: Vice President

NATIONWIDE LIFE INSURANCE	NATIONWIDE LIFE AND ANNUITY
COMPANY	INSURANCE COMPANY

By:	By:
Name: Karen R. Colvin	Name: Karen R. Colvin
Title: AVP – NF Investment Offerings	Title: AVP – NF Investment Offerings

THE DREYFUS CORPORATION	MBSC SECURITIES CORPORATION

By:	By:
Name: Gary R. Pierce	Name: Gary R. Pierce
Title: Controller	Title: Chief Financial Officer

ON BEHALF OF THOSE FUNDS	ON BEHALF OF DREYFUS
LISTED ON SCHEDULE B (excluding	FUNDS, INC.
Dreyfus Funds, Inc.)

By:	By:
Name: Michael A. Rosenberg	Name: Kenneth R. Christoffersen
Title: Secretary	Title: Vice President

1

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”) The Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Fund Monthly Fee”), but shall not exceed the Total Monthly Fee. Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee. For administrative convenience, Dreyfus may pay the total Monthly Fee to the Service Provider on behalf of itself and the Fund and collect the Fund Monthly Fee from the Fund.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)		[	**]	[	**]
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Midcap Value Fund – A	0258	[	**]	[	**]
Dreyfus Midcap Value Fund – I	6230	[	**]	[	**]
Dreyfus International Value Fund – A	0254	[	**]	[	**]
Dreyfus International Value - I	0304	[	**]	[	**]
Dreyfus Select Midcap Growth Fund – A	0600	[	**]	[	**]
Dreyfus Select Midcap Growth Fund – I	0661	[	**]	[	**]
Dreyfus Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

2

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Funds, Inc.
Dreyfus Discovery Fund – A	0182	[	**]	[	**]
Dreyfus Discovery Fund – I	0185	[	**]	[	**]
Dreyfus Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – I	0294	[	**]	[	**]
Dreyfus Passport Fund – A	0281	[	**]	[	**]
Dreyfus Passport Fund – I	0284	[	**]	[	**]
Dreyfus Founders Global Growth Fund – A	0351	[	**]	[	**]
Dreyfus Founders Global Growth Fund – I	0354	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – Z	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Funds		[	**]	[	**]
Dreyfus/Newton International Equity Fund – A	6916	[	**]	[	**]
Dreyfus/Newton International Equity Fund – I	6912	[	**]	[	**]
Dreyfus/Standish Fixed Income Fund	6923	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund	6934	[	**]	[	**]
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – A	6935	[	**]	[	**]
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – I	6933	[	**]	[	**]
Dreyfus/Standish International Fixed Income Fund	6931	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

3

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – A	6919	[	**]	[	**]
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – I	6914	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Value Fund (closed to new investors)	6944	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Value Fund II (closed to new investors)	6943	[	**]	[	**]
Dreyfus/The Boston Company International Core Equity Fund	6924	[	**]	[	**]
Dreyfus/The Boston Company International Small Cap Fund	6939	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – A	6927	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – I	6930	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – A	6921	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – I	6928	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Growth Fund	6941	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
Dreyfus Short-Term Income Fund - D	0083	[	**]	[	**]
Dreyfus Yield Advantage Fund – D	0056	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Emerging Markets Fund – A	0327	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Core Equity Fund – A	0047	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

4

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Core Equity – I	0943	[	**]	[	**]
Dreyfus Large Company Stock Fund – A	0318	[	**]	[	**]
Dreyfus Large Company Stock Fund—I	0718	[	**]	[	**]
Dreyfus Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – I	6109	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Core Value Fund – I	0712	[	**]	[	**]
Dreyfus High Yield Fund – A	0029	[	**]	[	**]
Dreyfus High Yield Fund – I	0759	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund, Inc.		[	**]	[	**]
Dreyfus GNMA Fund – A	6100	[	**]	[	**]
Dreyfus GNMA Fund – Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Greater China Fund – I	0190	[	**]	[	**]
Dreyfus International Growth Fund – A	0092	[	**]	[	**]
Dreyfus International Growth Fund, Inc.– I	0764	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds I		[	**]	[	**]
Dreyfus Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Alpha Growth Fund – I	6034	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

5

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund- Class A	6021	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund – I	6024	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds II		[	**]	[	**]
Dreyfus Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Opportunity Funds		[	**]	[	**]
Dreyfus Enterprise Fund – A	0534	[	**]	[	**]
Dreyfus Healthcare Fund – A	0091	[	**]	[	**]
Dreyfus Healthcare Fund – I	0331	[	**]	[	**]
Dreyfus Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Natural Resources Fund – I	6009	[	**]	[	**]
		[	**]	[	**]
Dreyfus Stock Funds		[	**]	[	**]
Dreyfus International Equity Fund – A	0720	[	**]	[	**]
Dreyfus International Equity Fund – I	0733	[	**]	[	**]
Dreyfus International Small Cap Fund – A	0500	[	**]	[	**]
Dreyfus International Small Cap Fund – I	0519	[	**]	[	**]
Dreyfus Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Small Cap Equity Fund – I	0442	[	**]	[	**]
		[	**]	[	**]
Dreyfus Third Century Fund, Inc. – A	0207	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – Z	0035	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc.		[	**]	[	**]
Dreyfus Worldwide Growth Fund – A	0070	[	**]	[	**]
Dreyfus Worldwide Growth Fund – I	0768	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]

*

The Fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

6

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – I	0272	[	**]	[	**]
		[	**]	[	**]
Dreyfus U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus U.S. Equity Fund – I	6013	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

7

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ELEVENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 (the “Agreement”) among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation (collectively, the “Service Provider”), The Dreyfus Corporation, a New York corporation, and MBSC Securities Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Funds”), is hereby amended, as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party and is effective as of February 1, 2010.

NATIONWIDE FINANCIAL SERVICES,	NATIONWIDE INVESTMENT
INC.	SERVICES CORPORATION

By:	By:
Name: Steven D. Pierce	Name: Terry C. Smetzer
Title: AVP, NIA Operations and Third Party Relations	Title: AVP & Assistant Treasurer

NATIONWIDE LIFE INSURANCE	NATIONWIDE LIFE AND ANNUITY
COMPANY	INSURANCE COMPANY

By:	By:
Name: Steven D. Pierce	Name: Steven D. Pierce
Title: AVP, NIA Operations and Third Party Relations	Title: AVP, NIA Operations and Third Party Relations

THE DREYFUS CORPORATION	MBSC SECURITIES CORPORATION

By:	By:
Name: Gary R. Pierce	Name: Gary R. Pierce
Title: Controller	Title: Chief Financial Officer

ON BEHALF OF THOSE FUNDS
LISTED ON SCHEDULE B

By:
Name: Michael A. Rosenberg
Title: Secretary

1

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”)

Except with respect to those Dreyfus Investment Funds (“DIF Funds”), the Fund’s share of the Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Non-DIF Fund Monthly Fee”), but shall not exceed the Total Monthly Fee.

Each DIF Fund’s share of the Administrative Fees payable for a given month shall be the lesser of the Total Monthly Fee or an amount equal to an annualized rate of .15% of the average daily net assets attributable to the Fund’s shares in the Participant accounts underlying the Account maintained in the Fund as of the last day of the month (“DIF Monthly Fee”).

Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Non-DIF Fund Monthly Fee or the DIF Monthly Fee as applicable to the Fund. For administrative convenience, Dreyfus may pay the Total Monthly Fee to the Service Provider on behalf of itself and each Fund, and collect from any of those parties their respective share, if any, of the Administrative Fees.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Midcap Value Fund – A	0258	[	**]	[	**]
Dreyfus Midcap Value Fund – I	6230	[	**]	[	**]
Dreyfus International Value Fund – A	0254	[	**]	[	**]
Dreyfus International Value – I	0304	[	**]	[	**]
Dreyfus Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Structured Midcap Fund – A	0936	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

2

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Participant Shares	0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Funds, Inc.		[	**]	[	**]
Dreyfus Discovery Fund – A	0182	[	**]	[	**]
Dreyfus Discovery Fund – I	0185	[	**]	[	**]
Dreyfus Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – I	0294	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – Z	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Funds		[	**]	[	**]
Dreyfus/Newton International Equity Fund – A	6916	[	**]	[	**]
Dreyfus/Newton International Equity Fund – I	6912	[	**]	[	**]
Dreyfus/Standish Fixed Income Fund	6923	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund	6934	[	**]	[	**]
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – A	6935	[	**]	[	**]
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – I	6933	[	**]	[	**]
Dreyfus/Standish International Fixed Income Fund	6931	[	**]	[	**]
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – A	6919	[	**]	[	**]
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – I	6914	[	**]	[	**]

3

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus/The Boston Company Small Cap Value Fund (closed to new investors)	6944	[	**]	[	**]
Dreyfus/The Boston Company International Core Equity Fund	6924	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – A	6927	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – I	6930	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – A	6921	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – I	6928	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Growth Fund	6941	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
Dreyfus Short-Term Income Fund – D	0083	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Emerging Markets Fund – A	0327	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Core Equity Fund – A	0047	[	**]	[	**]
Dreyfus Core Equity – I	0943	[	**]	[	**]
Dreyfus Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – I	6109	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Core Value Fund – I	0712	[	**]	[	**]
Dreyfus High Yield Fund – A	0029	[	**]	[	**]
Dreyfus High Yield Fund – I	0759	[	**]	[	**]
Dreyfus International Bond Fund – A	6091	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
		[	**]	[	**]

4

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund, Inc.		[	**]	[	**]
Dreyfus GNMA Fund – A	6100	[	**]	[	**]
Dreyfus GNMA Fund – Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Global Real Estate Securities Fund – A	6593	[	**]	[	**]
Dreyfus Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Greater China Fund – I	0190	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds I		[	**]	[	**]
Dreyfus Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Alpha Growth Fund – I	6034	[	**]	[	**]
Dreyfus S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund - Class A	6021	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund - I	6024	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds II		[	**]	[	**]
Dreyfus Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Opportunity Funds		[	**]	[	**]
Dreyfus Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Natural Resources Fund – I	6009	[	**]	[	**]
		[	**]	[	**]
Dreyfus Stock Funds		[	**]	[	**]
Dreyfus International Equity Fund – A	0720	[	**]	[	**]
Dreyfus International Equity Fund – I	0733	[	**]	[	**]
Dreyfus Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Small Cap Equity Fund – I	0442	[	**]	[	**]
		[	**]	[	**]
Dreyfus Third Century Fund, Inc. – A	0207	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – Z	0035	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc.		[	**]	[	**]
Dreyfus Worldwide Growth Fund – A	0070	[	**]	[	**]
Dreyfus Worldwide Growth Fund – I	0768	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]

5

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Global Stock Fund – A	6159	[	**]	[	**]
Dreyfus U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus U.S. Equity Fund – I	6013	[	**]	[	**]

6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TWELFTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 (the “Agreement”) among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation (collectively, the “Service Provider”), The Dreyfus Corporation, a New York corporation, and MBSC Securities Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Funds”), is hereby amended, as follows:

1.	The following paragraphs are added to the Agreement, and made parts thereof:

“The provisions of this Agreement apply exclusively to Accounts in Service Provider’s NSCC number 0263, correspondingly Dreyfus dealer code 2804. Service Provider is solely responsible for providing the correct NSCC number on each Account.”

“Service Provider represents and warrants that its invoice is accurate and complete. Service Provider and Dreyfus shall work together in good faith to resolve any invoice related inquiry.”

2.	Section “18. Notice” of the Agreement is updated with the following information for Service Provider:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-101

Columbus, Ohio 43215

Attention: AVP, NIA Operations and Third Party Relations

3.	Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party and is effective as of June 1, 2011.

NATIONWIDE FINANCIAL SERVICES,		NATIONWIDE INVESTMENT
INC.		SERVICES CORPORATION

By:		By:
Name:	Terry C. Smetzer	Name:	Terry C. Smetzer
Title:	AVP & Assistant Treasurer	Title:	AVP & Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY		NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:		By:
Name:	Terry C. Smetzer	Name:	Terry C. Smetzer
Title:	AVP & Assistant Treasurer	Title:	AVP & Assistant Treasurer

THE DREYFUS CORPORATION		MBSC SECURITIES CORPORATION

By:		By:
Name:	Bradley J. Skapyak	Name:	Matthew C. Perrone
Title:	Chief Operating Officer	Title:	Executive Vice President

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B

By:
Name:	Kathleen DeNicholas
Title:	Assistant Secretary

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”)

Except with respect to those Dreyfus Investment Funds, Class I Shares (“DIF Funds”), the Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “Non-DIF Fund Monthly Fee”), but shall not exceed the Total Monthly Fee.

Each DIF Fund’s share of the Administrative Fees payable for a given month shall be the lesser of the Total Monthly Fee or an amount equal to an annualized rate of .15% of the average daily net assets attributable to the Fund’s shares in the Participant accounts underlying the Account maintained in the Fund as of the last day of the month (“DIF Monthly Fee”).

Dreyfus’ share of the Administrative Fees shall be an amount equal to the Total Monthly Fee minus the Non-DIF Fund Monthly Fee or the DIF Monthly Fee as applicable to the Fund. For administrative convenience, Dreyfus may pay the Total Monthly Fee to the Service Provider on behalf of itself and each Fund, and collect from any of those parties their respective share, if any, of the Administrative Fees.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Emerging Leaders Fund	0259	[	**]	[	**]
Dreyfus Opportunistic Midcap Value – A	0258	[	**]	[	**]
Dreyfus Opportunistic Midcap Value – I	6230	[	**]	[	**]
Dreyfus International Value Fund – A	0254	[	**]	[	**]
Dreyfus International Value – I	0304	[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Small Company Value Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund, Inc.	0141	[	**]	[	**]
Dreyfus Basic U.S. Mortgage Securities Fund	0080	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Institutional Shares Dreyfus Cash Management – Participant Shares	0288 0596	[	**]	[	**]
		[	**]	[	**]
		[	**]	[	**]
Dreyfus Funds, Inc.		[	**]	[	**]
Dreyfus Equity Growth Fund – A	0275	[	**]	[	**]
Dreyfus Equity Growth Fund – I	0278	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – I	0294	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – A	6232	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – I	6234	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – Z	0018	[	**]	[	**]
		[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Funds		[	**]	[	**]
Dreyfus/Newton International Equity Fund – A	6916	[	**]	[	**]
Dreyfus/Newton International Equity Fund – I	6912	[	**]	[	**]
Dreyfus/Standish Fixed Income Fund – I	6923	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund – A	6940	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund – I	6934	[	**]	[	**]
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – A	6935	[	**]	[	**]

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus/Standish Intermediate Tax Exempt Bond Fund – I	6933	[	**]	[	**]
Dreyfus/Standish International Fixed Income Fund – I	6931	[	**]	[	**]
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – A	6919	[	**]	[	**]
Dreyfus/The Boston Company Emerging Markets Core Equity Fund – I	6914	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Value Fund – I (closed to new investors)	6944	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – A	6927	[	**]	[	**]
Dreyfus/The Boston Company Large Cap Core Fund – I	6930	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – A	6921	[	**]	[	**]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund – I	6928	[	**]	[	**]
Dreyfus/The Boston Company Small Cap Growth Fund – I	6941	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short-Term Income Fund - D	0083	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Emerging Markets Fund – A	0327	[	**]	[	**]
Dreyfus Emerging Markets Fund – I	0242	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]
Dreyfus Core Equity Fund – A	0047	[	**]	[	**]
Dreyfus Core Equity – I	0943	[	**]	[	**]
Dreyfus Small Cap Value Fund – A (closed to new investors 1/9/06)	0148	[	**]	[	**]
Dreyfus Small Cap Value Fund – I (closed to new investors 1/9/06)	0188	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – I	6109	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Core Value Fund – A	0312	[	**]	[	**]
Dreyfus Core Value Fund – I	0712	[	**]	[	**]
Dreyfus High Yield Fund – A	0029	[	**]	[	**]

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus High Yield Fund – I	0759	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Bond Fund – A	6091	[	**]	[	**]
Dreyfus International Bond Fund – I	6094	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Growth & Income Portfolio – Investor	0552	[	**]	[	**]
Growth & Income Portfolio – Restricted	0752	[	**]	[	**]
		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund, Inc.		[	**]	[	**]
Dreyfus GNMA Fund – A	6100	[	**]	[	**]
Dreyfus GNMA Fund – Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Global Real Estate Securities Fund – A	6593	[	**]	[	**]
Dreyfus Global Real Estate Securities Fund – I	6594	[	**]	[	**]
Dreyfus Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Greater China Fund – I	0190	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds I		[	**]	[	**]
Dreyfus Alpha Growth Fund – A	6031	[	**]	[	**]
Dreyfus Alpha Growth Fund – I	6034	[	**]	[	**]
Dreyfus S&P STARS Fund – A	6016	[	**]	[	**]
Dreyfus S&P STARS Fund – I	6019	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund – A	6021	[	**]	[	**]
Dreyfus S&P STARS Opportunities Fund – I	6024	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds II		[	**]	[	**]
Dreyfus Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Opportunity Funds		[	**]	[	**]
Dreyfus Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Natural Resources Fund – I	6009	[	**]	[	**]
		[	**]	[	**]
Dreyfus Stock Funds		[	**]	[	**]
Dreyfus International Equity Fund – A	0720	[	**]	[	**]
Dreyfus International Equity Fund – I	0733	[	**]	[	**]
Dreyfus Small Cap Equity Fund – A	0439	[	**]	[	**]
Dreyfus Small Cap Equity Fund – I	0442	[	**]	[	**]
		[	**]	[	**]
Dreyfus Third Century Fund, Inc. – A	0207	[	**]	[	**]

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – Z	0035	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc.		[	**]	[	**]
Dreyfus Worldwide Growth Fund – A	0070	[	**]	[	**]
Dreyfus Worldwide Growth Fund – I	0768	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short-Intermediate Government Fund	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Global Stock Fund – A	6159	[	**]	[	**]
Dreyfus Global Stock Fund – I	6161	[	**]	[	**]
Dreyfus U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus U.S. Equity Fund – I	6013	[	**]	[	**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRTEENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003 (the “Agreement”) among Nationwide Financial Services, Inc., a Delaware corporation, Nationwide Investment Services Corporation, an Oklahoma corporation, Nationwide Life Insurance Company, an Ohio corporation, Nationwide Life and Annuity Insurance Company, an Ohio corporation (collectively, the “Service Provider”), The Dreyfus Corporation, a New York corporation, and MBSC Securities Corporation (“Dreyfus”), a New York corporation, on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B (the “Funds”), is hereby amended, as follows:

1.	The following paragraphs are added to the Agreement, and made parts thereof:

Dreyfus recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB, (a division of Nationwide Bank). If Dreyfus has Funds participating through Nationwide Trust Company, FSB, Dreyfus agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice Dreyfus for this fee.

2.	Section “18. Notice” of the Agreement is updated with the following information for Service Provider:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 5-04-206J

Columbus, Ohio 43215

Attention: AVP, NIA Operations and Third Party Relations

3.	Schedule B to the Agreement is hereby deleted and replaced with the Schedule B attached hereto and made a part hereof.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party and is effective as of February 5, 2014.

NATIONWIDE FINANCIAL SERVICES, INC.	NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	By:
Name: Terry C. Smetzer	Name: Terry C. Smetzer
Title: AVP & Assistant Treasurer	Title: AVP & Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	By:
Name: Terry C. Smetzer	Name: Terry C. Smetzer
Title: AVP & Assistant Treasurer	Title: AVP & Assistant Treasurer

THE DREYFUS CORPORATION	MBSC SECURITIES CORPORATION

By:	By:
Name: Gary R. Pierce	Name: Matthew C. Perrone
Title: Controller	Title: Executive Vice President

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B

By:
Name: Bradley J. Skapyak
Title: President

SCHEDULE B

The Administrative Fees payable each month with respect to a Fund shall be an amount equal to the amount set forth below as a percentage of assets invested in such Fund for the period, calculated quarterly based upon the average daily net assets invested in the Funds at each month’s end in the quarter (the “Total Monthly Fee.”)

Each Fund’s share of the Administrative Fees for a given month shall be an amount equal to the number of Participant accounts, as identified by Service Provider to Dreyfus in Service Provider’s quarterly invoice, underlying the Account maintained in the Fund as of the last day of the month multiplied by the per account fee charged by the fund’s transfer agent for shareholder accounts multiplied by one- twelfth (1/12) (the “ Fund Monthly Fee”), but shall not exceed the Total Monthly Fee.

Dreyfus’ share of the Administrative Fees for a given month shall be an amount equal to the Total Monthly Fee minus the Fund Monthly Fee . For administrative convenience, Dreyfus may pay the Total Monthly Fee to the Service Provider on behalf of itself and each Fund, and collect from any of those parties their respective share, if any, of the Administrative Fees.

In extraordinary circumstances, which the parties define as periods of very low interest rates during which Dreyfus, from time to time is waiving receipt of a portion of its management fee and/or paying Fund operating expenses directly in order for the Dreyfus-managed money market funds (the “Money Funds”) to generate a minimum 0.05% 1-day yield (on a subsidized basis), Dreyfus may, in its discretion, reduce the fee rate on one or more Money Funds, potentially to as low as zero percentage points, payable to you under the Agreement. The amount of any fee rate reductions will be derived from the average percentage reduction in total Money Fund operating expenses, as determined by Dreyfus on a month-to-month basis. When such expense limitations are no longer in effect for the various Dreyfus-managed Money Funds, Dreyfus will immediately resume payments at the original fee rates. Dreyfus shall notify Service Provider of the amount of any applicable fee rate reductions to the Money Funds via email by the 12th Business Day of the month following the previous month so that Service Provider may include these in the invoice.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees*
Advantage Funds, Inc. (formerly, “Dreyfus Growth and Value Funds, Inc.”)
Dreyfus Opportunistic Midcap Value – A	0258	[	**]	[	**]
Dreyfus Opportunistic Midcap Value – I	6230	[	**]	[	**]
Dreyfus Opportunistic Midcap Value – Y	0371	[	**]	[	**]
Dreyfus International Value Fund – A	0254	[	**]	[	**]
Dreyfus International Value – I	0304	[	**]	[	**]
Dreyfus Global Real Return Fund – A	6278	[	**]	[	**]
Dreyfus Global Real Return Fund – I	6280	[	**]	[	**]
Dreyfus Global Real Return Fund – Y	0097	[	**]	[	**]
Dreyfus Strategic Value Fund – A	0257	[	**]	[	**]
Dreyfus Strategic Value Fund – I	0668	[	**]	[	**]
Dreyfus Strategic Value Fund – Y	0711	[	**]	[	**]
Dreyfus Structured Midcap Fund – A	0936	[	**]	[	**]
Dreyfus Structured Midcap Fund – I	0939	[	**]	[	**]
Dreyfus Technology Growth Fund – A	0255	[	**]	[	**]
Dreyfus Technology Growth Fund – I	0262	[	**]	[	**]
Dreyfus Opportunistic Small Cap Fund (closed)	0253	[	**]	[	**]
		[	**]	[	**]
Dreyfus Appreciation Fund – Inv.shr.	0141	[	**]	[	**]
Dreyfus Appreciation Fund – Y	0146	[	**]	[	**]
		[	**]	[	**]
Dreyfus Cash Management – Institutional Shares Dreyfus Cash Management – Participant Shares	0288 0596	[	**]	[	**]
		[	**]	[	**]
Dreyfus Funds, Inc.		[	**]	[	**]
Dreyfus Mid Cap Growth Fund – A	0291	[	**]	[	**]
Dreyfus Mid Cap Growth Fund – I	0294	[	**]	[	**]
		[	**]	[	**]
The Dreyfus Fund Incorporated	0026	[	**]	[	**]
Dreyfus Growth and Income Fund, Inc.	0010	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – A	6232	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – I	6234	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – Y	0366	[	**]	[	**]
Dreyfus Research Growth Fund, Inc. – Z	0018	[	**]	[	**]
		[	**]	[	**]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees*
Dreyfus Total Emerging Markets Fund – A	6301	[	**]	[	**]
Dreyfus Total Emerging Markets Fund – I	6303	[	**]	[	**]
Dreyfus Total Emerging Markets Fund – Y	0153	[	**]	[	**]
Dreyfus High Yield Strategies Fund	0430	[	**]	[	**]
		[	**]	[	**]
Dreyfus Index Fund, Inc.		[	**]	[	**]
Dreyfus International Stock Index Fund	0079	[	**]	[	**]
Dreyfus S&P 500 Index Fund	0078	[	**]	[	**]
Dreyfus Small Cap Stock Index Fund	0077	[	**]	[	**]
		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Funds		[	**]	[	**]
Dreyfus Institutional Preferred Money Market Fund – Prime Shares	0194	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Funds		[	**]	[	**]
Dreyfus/Newton International Equity Fund – A	6916	[	**]	[	**]
Dreyfus/Newton International Equity Fund – I	6912	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund – A	6940	[	**]	[	**]
Dreyfus/Standish Global Fixed Income Fund – I	6934	[	**]	[	**]
Dreyfus/Standish Interm. Tax Exempt Bond Fund – A	6935	[	**]	[	**]
Dreyfus/Standish Interm. Tax Exempt Bond Fund – I	6933	[	**]	[	**]
Dreyfus Diversified Emerging Markets Fund – A	6919	[	**]	[	**]
Dreyfus Diversified Emerging Markets Fund – I	6914	[	**]	[	**]
Dreyfus/TBC Small Cap Value Fund – I (closed)	6944	[	**]	[	**]
Dreyfus/TBC Small/Mid Cap Growth Fund – A	6921	[	**]	[	**]
Dreyfus/TBC Small/Mid Cap Growth Fund – I	6928	[	**]	[	**]
Dreyfus/TBC Small/Mid Cap Growth Fund – Y	0187	[	**]	[	**]
Dreyfus/TBC Small Cap Growth Fund – I	6941	[	**]	[	**]
		[	**]	[	**]
Dreyfus Investment Grade Funds, Inc.		[	**]	[	**]
Dreyfus Intermediate Term Income Fund – A	0082	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – I	0074	[	**]	[	**]
Dreyfus Intermediate Term Income Fund – Y	0989	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short-Term Income Fund - D	0083	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Funds, Inc.		[	**]	[	**]
Dreyfus Emerging Markets Fund – A	0327	[	**]	[	**]
Dreyfus Emerging Markets Fund – I	0242	[	**]	[	**]
		[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds, Inc.		[	**]	[	**]
Dreyfus Basic S&P 500 Stock Index Fund	0713	[	**]	[	**]
Dreyfus Bond Market Index Fund – Investor	0310	[	**]	[	**]
Dreyfus Bond Market Index Fund – BASIC	0710	[	**]	[	**]
Dreyfus Disciplined Stock Fund	0728	[	**]	[	**]

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees*
Dreyfus Core Equity Fund – A	0047	[	**]	[	**]
Dreyfus Core Equity – I	0943	[	**]	[	**]
Dreyfus Opportunistic Fixed Income Fund – A	6148	[	**]	[	**]
Dreyfus Opportunistic Fixed Income Fund – I	6150	[	**]	[	**]
Dreyfus Opportunistic Fixed Income Fund – Y	0116	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – A	0149	[	**]	[	**]
Dreyfus Tax Managed Growth Fund – I	6109	[	**]	[	**]
		[	**]	[	**]
The Dreyfus/Laurel Funds Trust:		[	**]	[	**]
Dreyfus Equity Income Fund – A	6144	[	**]	[	**]
Dreyfus Equity Income Fund – I	6146	[	**]	[	**]
Dreyfus Equity Income Fund – Y	0391	[	**]	[	**]
Dreyfus High Yield Fund – A	0029	[	**]	[	**]
Dreyfus High Yield Fund – I	0759	[	**]	[	**]
		[	**]	[	**]
Dreyfus International Bond Fund – A	6091	[	**]	[	**]
Dreyfus International Bond Fund – I	6094	[	**]	[	**]
Dreyfus International Bond Fund – Y	0368	[	**]	[	**]
		[	**]	[	**]
Dreyfus LifeTime Portfolios, Inc.		[	**]	[	**]
Dreyfus Midcap Index Fund, Inc.	0113	[	**]	[	**]
Dreyfus Municipal Cash Management Plus – Participant Shares	0594	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier GNMA Fund, Inc.		[	**]	[	**]
Dreyfus GNMA Fund – A	6100	[	**]	[	**]
Dreyfus GNMA Fund – Z	0265	[	**]	[	**]
		[	**]	[	**]
Dreyfus Premier Investment Funds, Inc.		[	**]	[	**]
Dreyfus Global Real Estate Securities Fund – A	6593	[	**]	[	**]
Dreyfus Global Real Estate Securities Fund – I	6594	[	**]	[	**]
Dreyfus Greater China Fund – A	0130	[	**]	[	**]
Dreyfus Greater China Fund – I	0190	[	**]	[	**]
		[	**]	[	**]
Dreyfus Manager Funds II		[	**]	[	**]
Dreyfus Balanced Opportunity Fund – A	6000	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – I	6003	[	**]	[	**]
Dreyfus Balanced Opportunity Fund – Z	6115	[	**]	[	**]
		[	**]	[	**]
Dreyfus Opportunity Funds		[	**]	[	**]
Dreyfus Natural Resources Fund – A	6006	[	**]	[	**]
Dreyfus Natural Resources Fund – I	6009	[	**]	[	**]
		[	**]	[	**]
Dreyfus Stock Funds		[	**]	[	**]
Dreyfus International Equity Fund – A	0720	[	**]	[	**]
Dreyfus International Equity Fund – I	0733	[	**]	[	**]
Dreyfus Small Cap Equity Fund – A	0439	[	**]	[	**]

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees*
Dreyfus Small Cap Equity Fund – I	0442	[	**]	[	**]
		[	**]	[	**]
Dreyfus Third Century Fund, Inc. – A	0207	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – I	0210	[	**]	[	**]
Dreyfus Third Century Fund, Inc. – Z	0035	[	**]	[	**]
Dreyfus Premier Worldwide Growth Fund, Inc.		[	**]	[	**]
Dreyfus Worldwide Growth Fund – A	0070	[	**]	[	**]
Dreyfus Worldwide Growth Fund – I	0768	[	**]	[	**]
		[	**]	[	**]
Dreyfus Short Duration Bond Fund Fund - Z	0542	[	**]	[	**]
Dreyfus U.S. Treasury Intermediate Term Fund	0072	[	**]	[	**]
Dreyfus U.S. Treasury Long Term Fund	0073	[	**]	[	**]
BNY Mellon Mid Cap Stock Fund (formerly, MPAM Mid Cap Stock Fund) – Investor	0905	[	**]	[	**]
Strategic Funds, Inc.		[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – A	0085	[	**]	[	**]
Dreyfus Active MidCap Fund, Inc. – I	0272	[	**]	[	**]
Dreyfus Global Stock Fund – A	6159	[	**]	[	**]
Dreyfus Global Stock Fund – I	6161	[	**]	[	**]
Dreyfus Select Managers Small Cap Growth Fund – A	6289	[	**]	[	**]
Dreyfus Select Managers Small Cap Growth Fund – I	6291	[	**]	[	**]
Dreyfus Select Managers Small Cap Growth Fund – Y	0533	[	**]	[	**]
Dreyfus Select Managers Small Cap Value Fund – A	6246	[	**]	[	**]
Dreyfus Select Managers Small Cap Value Fund – I	6248	[	**]	[	**]
Dreyfus Select Managers Small Cap Value Fund – Y	0048	[	**]	[	**]
Dreyfus U.S. Equity Fund – A	6011	[	**]	[	**]
Dreyfus U.S. Equity Fund – I	6013	[	**]	[	**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FOURTEENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003, as amended, (the “Agreement”) among Nationwide Financial Services, Inc., Nationwide Investment Services Corporation, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, (collectively, the “Service Provider”), The Dreyfus Corporation, and MBSC Securities Corporation (“Dreyfus”) on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B of the Agreement (the “Funds”), is hereby amended (the “Amendment”), as follows:

WHEREAS, the parties desire to add Dreyfus Global Equity Income Fund – Class I to Schedule B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

1.	The following is added to Schedule B of the Agreement under The Dreyfus/Laurel Funds Trust:

Fund and Portfolio Name	Fund Code	Administrative Fees		Aggregate Fees *
Dreyfus Global Equity Income Fund – I	6177	[	**]	[	**]

2.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

3.	Except as otherwise specifically provided for herein, the Agreement shall remain in full force and effect.

4.	The effective date of this Amendment shall be January 1, 2017.

[SIGNATURES FOLLOW ON NEXT PAGE]

*

The fees in this column represent the current aggregate fees payable to the Service Provider pursuant to this Agreement, as well as those payable in accordance with any Fund’s 12b-1 plan or Services Plan, or amounts otherwise payable by Dreyfus. The fees in the column are included for administrative convenience only, and are not legally binding on any party to this Agreement. Fees payable to the Service Provider outside of the Administrative Fees payable hereunder are subject to separate agreements, responsibilities and liabilities, which may change in accordance with the terms of those agreements.

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.		NATIONWIDE INVESTMENT SERVICES CORPORATION

By:		By:
Name:	Peter J. Rothermel	Name:	Peter J. Rothermel
Title:	Vice President	Title:	Vice President
Date:		Date:

NATIONWIDE LIFE INSURANCE COMPANY		NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:		By:
Name:	Peter J. Rothermel	Name:	Peter J. Rothermel
Title:	Vice President	Title:	Vice President
Date:		Date:

THE DREYFUS CORPORATION		MBSC SECURITIES CORPORATION

By:		By:
Name:		Name:
Title:		Title:
Date:		Date:

ON BEHALF OF THOSE FUNDS LISTED ON SCHEDULE B

By:
Name:
Title:
Date:

2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTEENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003, as amended (the “Agreement”), among Nationwide Financial Services, Inc. Nationwide Investment Services Corporation, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, the “Service Provider”), The Dreyfus Corporation (“TDC”) and MBSC Securities Corporation (“Dreyfus”) on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B of the Agreement (the “Funds”), is hereby amended (the “Amendment”), as follows:

WHEREAS, the parties desire to add BNY Mellon Insight Core Plus Fund – Class A, Class I, Class Y, and Dreyfus/TBC Small Cap Value Fund - Class A, Class I and Class Y to Schedule B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

1.	The following Funds are added to Schedule B of the Agreement:

Fund and Portfolio Name	Fund Code	Administrative Fees
BNY Mellon Absolute Insight Funds, Inc
BNY Mellon Insight Core Plus Fund, Cl A	6347	[**]
BNY Mellon Insight Core Plus Fund, Cl I	4126	[**]
BNY Mellon Insight Core Plus Fund, Cl Y	0252	[**]
Dreyfus Investment Funds
Dreyfus/TBC Small Cap Value Fund, Cl A	4032	[**]
Dreyfus/TBC Small Cap Value Fund, Cl I	6944	[**]
Dreyfus/TBC Small Cap Value Fund, Cl Y	0250	[**]

2.	The “Aggregate Fee” column in the table in Schedule B of the Agreement shall hereby be deleted in its entirety.

3.	The effective date of this Amendment shall be October 1, 2018.

4.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

5.	Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect.

SIGNATURES FOLLOW ON NEXT PAGE

Fifteenth Amendment to Restated Service Agreement

October 1, 2018

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each of the undersigned below.

NATIONWIDE FINANCIAL SERVICES, INC.	NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

NATIONWIDE LIFE INSURANCE COMPANY	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

THE DREYFUS CORPORATION	MBSC SECURITIES CORPORATION

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

ON BEHALF OF THOSE DREYFUS FUNDS LISTED ON SCHEDULE B	ON BEHALF OF THOSE BNY MELLON TRUST FUNDS LISTED ON SCHEDULE B

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIXTEENTH AMENDMENT TO RESTATED SERVICE AGREEMENT

The Restated Service Agreement dated June 1, 2003, as amended (the “Agreement”), among Nationwide Financial Services, Inc. Nationwide Investment Services Corporation, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, the “Service Provider”), The Dreyfus Corporation (“TDC”) and MBSC Securities Corporation (“Dreyfus”) on behalf of itself and those registered investment companies distributed by Dreyfus that are identified on Schedule B of the Agreement (the “Funds”), is hereby amended (the “Amendment”), as follows:

WHEREAS, the parties desire to add Dreyfus Midcap Index Fund—Class Ito Schedule B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

1.	The following Funds are added to Schedule B of the Agreement:

Fund and Portfolio Name	Fund Code	Administrative Fees
Dreyfus Midcap Index Fund, Inc.
Dreyfus Midcap Index Fund, Class I	4038	[	**]

2.	The effective date of this Amendment shall be December 1, 2018.

3.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

4.	Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect.

SIGNATURES FOLLOW ON NEXT PAGE

Sixteenth Amendment to Restated Service Agreement

December 1, 2018

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each of the undersigned below.

NATIONWIDE FINANCIAL SERVICES, INC.		NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	/s/ Steven D. Pierce	By:	/s/ Peter J. Rothermel
Name: Steven D. Pierce		Name: Peter J. Rothermel
Title: VP, External Funds Management Operations		Title: Vice President

NATIONWIDE LIFE INSURANCE COMPANY		NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Steven D. Pierce	By:	/s/ Steven D. Pierce
Name: Steven D. Pierce		Name: Steven D. Pierce
Title: VP, External Funds Management		Title: VP, External Funds Management
Operations		Operations

THE DREYFUS CORPORATION		MBSC SECURITIES CORPORATION

By:	/s/ James Bitetto	By:	/s/ Chris Stallone
Name:	James Bitetto	Name: Chris Stallone
Title.	Secretary	Title: SVP

ON BEHALF OF THOSE DREYFUS FUNDS LISTED ON SCHEDULE B		ON BEHALF OF THOSE BNY MELLON TRUST FUNDS LISTED ON SCHEDULE B

By:	/s/ James Bitetto	By:	/s/ James Bitetto
Name: James Bitetto		Name: James Bitetto
Title: Vice President and Secretary		Title: Vice President and Secretary